(FIRST AMERICAN FUNDS LOGO)


October 28, 2008           PROSPECTUS
                           First American Investment Funds, Inc.
                           ASSET CLASS - BOND FUNDS

TAX FREE INCOME FUNDS

Class A, Class C, and Class Y Shares

ARIZONA TAX FREE FUND
CALIFORNIA TAX FREE FUND
COLORADO TAX FREE FUND
MINNESOTA TAX FREE FUND
MISSOURI TAX FREE FUND
NEBRASKA TAX FREE FUND
OHIO TAX FREE FUND
TAX FREE FUND

As with all mutual funds, the Securities and Exchange
Commission has not approved or disapproved the shares of these funds, or determined if the information in this prospectus is accurate or complete. Any statement to the contrary is a criminal offense.

TABLE OF
CONTENTS


FUND SUMMARIES
     Objectives, Principal Investment Strategies, and Principal
  Risks                                                                       2
     Fund Performance
     Arizona Tax Free Fund                                                    4
     California Tax Free Fund                                                 5
     Colorado Tax Free Fund                                                   6
     Minnesota Tax Free Fund                                                  7
     Missouri Tax Free Fund                                                   8
     Nebraska Tax Free Fund                                                   9
     Ohio Tax Free Fund                                                      10
     Tax Free Fund                                                           11
     Fees and Expenses                                                       12
MORE ABOUT THE FUNDS
     Investment Strategies and Other Investment Matters                      15
POLICIES AND SERVICES
     Purchasing, Redeeming, and Exchanging Shares                            16
     Managing Your Investment                                                25
ADDITIONAL INFORMATION
     Management                                                              27
     Financial Highlights                                                    29
FOR MORE INFORMATION                                                 Back Cover




Please find FIRST AMERICAN FUNDS' PRIVACY POLICY inside the back cover of this
                                   Prospectus.

Fund Summaries
Introduction

        This section of the prospectus describes the objectives of the First American Tax Free Funds, summarizes the principal investment strategies used by each fund in trying to achieve its objective, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.

        AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF U.S. BANK
        NATIONAL ASSOCIATION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

        THIS PROSPECTUS AND THE RELATED STATEMENT OF ADDITIONAL
        INFORMATION (SAI) DO NOT CONSTITUTE AN OFFER TO SELL OR A
        SOLICITATION OF AN OFFER TO BUY SHARES IN THE FUNDS, NOR SHALL ANY SUCH SHARES BE OFFERED OR SOLD TO ANY PERSON IN ANY
        JURISDICTION IN WHICH AN OFFER, SOLICITATION, PURCHASE, OR SALE WOULD BE UNLAWFUL UNDER THE SECURITIES LAWS OF SUCH
        JURISDICTION.

        THE FUNDS MAY BE OFFERED ONLY TO PERSONS IN THE UNITED STATES. THIS PROSPECTUS SHOULD NOT BE CONSIDERED A SOLICITATION OR OFFERING OF FUND SHARES OUTSIDE THE UNITED STATES.


                                    1
                    Prospectus - First American Tax Free Income Funds

Fund Summaries

Objectives, Principal Investment Strategies, and Principal Risks

This section summarizes the investment objectives and principal strategies and risks of investing in First American Tax Free Funds. Each fund, except Tax Free Fund, is referred to in this prospectus as a "state-specific fund." You will find more specific information about each fund in the pages that follow.

INVESTMENT OBJECTIVES

The funds have the following investment objectives:

STATE-SPECIFIC FUNDS -- providing maximum current income that is exempt from both federal income tax and from the income tax of the state specified in the fund's name, to the extent consistent with prudent investment risk.

TAX FREE FUND -- providing maximum current income that is exempt from federal income tax to the extent consistent with prudent investment risk.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, as a fundamental policy, each fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal and, for the state-specific funds, applicable state income tax, including the federal alternative minimum tax and, in the case of California Tax Free Fund, Colorado Tax Free Fund, and Minnesota Tax Free Fund, the applicable state alternative minimum tax.

Each fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax and applicable state alternative minimum tax, if any.

Each fund may invest in:

- "general obligation" bonds;

- "revenue" bonds;

- participation interests in municipal leases; and

- zero coupon municipal securities.

Each fund invests mainly in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund's advisor. However, each fund may invest up to 20% of its total assets in securities that, at the time of purchase, are rated lower than investment grade or are unrated and of comparable quality (securities commonly referred to as "high-yield" securities or "junk bonds"). If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so.

Each fund will attempt to maintain the weighted average maturity of its portfolio securities at 10 to 25 years under normal market conditions.

The fund may utilize futures contracts and options on futures contracts in an attempt to manage market risk, credit risk and yield curve risk, and to manage the effective maturity or duration of securities in the fund's portfolio. The fund may not use such instruments to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

PRINCIPAL RISKS

The price and yield of each fund will change daily due to changes in interest rates and other factors, which means you could lose money. The principal risks of investing in these funds are described below:

Active Management Risk. Each fund is actively managed and its performance therefore will reflect in part the advisor's ability to make investment decisions which are suited to achieving the fund's investment objective. Due to its active management, a fund could underperform its benchmark or other mutual funds with similar investment objectives.

Call Risk. Many municipal bonds may be redeemed at the option of the issuer, or "called," before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The funds are subject to the possibility that during periods of falling interest rates, a municipal bond issuer will call its high-yielding bonds. A fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Credit Risk. Each fund is subject to the risk that the issuers of debt securities held by the fund will not make payments on the securities. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the fund. Also, a change in the credit quality rating of a bond could affect the bond's liquidity and make it more difficult for the fund to sell. In adverse economic or other circumstances, issuers of lower rated securities are more likely to have difficulty making principal and interest payments than issuers of higher rated securities. When a fund purchases unrated securities, it will depend on the advisor's analysis of credit risk without the assessment of an independent rating organization, such as Moody's or Standard & Poor's.

Futures Risk. The use of futures contracts exposes a fund to additional risks and transaction costs. Risks inherent in the use of futures contracts include: the risk that securities prices, index prices, or interest rates will not move in the direction that

                                    2
                    Prospectus - First American Tax Free Income Funds

Fund Summaries
Objectives, Principal Investment Strategies, and Principal Risks CONTINUED



the advisor anticipates; an imperfect correlation between the price of the futures contract and movements in the prices of the securities being hedged; the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; leverage risk, which is the risk that adverse price movements in a futures contract can result in a loss substantially greater than the fund's initial investment in that futures contract; and the risk that the counterparty will fail to perform its obligations, which could leave the fund worse off than if it had not entered into the position. If a fund uses futures contracts and the advisor's judgment proves incorrect, the fund's performance could be worse than if it had not used these instruments.

High-Yield Securities Risk. Each fund may invest in high-yield securities. Although these securities usually offer higher yields than investment grade securities, they also involve more risk. High-yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. In addition, the secondary trading market may be less liquid. High-yield securities generally have more volatile prices and carry more risk to principal than investment grade securities.

Income Risk. Each fund's income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the funds generally will have to invest the proceeds from sales of fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see "Call Risk" above), in lower-yielding securities.

Interest Rate Risk. Debt securities in the funds will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes. Each fund may invest in zero coupon securities, which do not pay interest on a current basis and which may be highly volatile as interest rates rise or fall.

Liquidity Risk. Each fund is exposed to liquidity risk because of its investment in high-yield securities. Trading opportunities are more limited for debt securities that have received ratings below investment grade. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, these funds may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on a fund's performance. Infrequent trading may also lead to greater price volatility.


Municipal Lease Obligations Risk. Each fund may purchase participation interests in municipal leases. These are undivided interests in a lease, installment purchase contract, or conditional sale contract entered into by a state or local government unit to acquire equipment or facilities. Participation interests in municipal leases pose special risks because many leases and contracts contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body. Although these kinds of obligations are secured by the leased equipment or facilities, it might be difficult and time consuming to dispose of the equipment or facilities in the event of non-appropriation, and the fund might not recover the full principal amount of the obligation.

Non-Diversification Risk. Each fund other than Tax Free Fund is non-diversified. A non-diversified fund may invest a larger portion of its assets in a fewer number of issuers than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, the fund's portfolio may be more susceptible to any single economic, political or regulatory occurrence than the portfolio of a diversified fund.

Political and Economic Risks. The values of municipal securities may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect municipal securities include a change in the local, state, or national economy, demographic factors, ecological or environmental concerns, statutory limitations on the issuer's ability to increase taxes, and other developments generally affecting the revenue of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services). To the extent a fund invests in the securities of issuers located in a single state, it will be disproportionately affected by political and economic conditions and developments in that state. The value of municipal securities also may be adversely affected by future changes in federal or state income tax laws, including rate reductions, the imposition of a flat tax, or the loss of a current state income tax exemption.


                                    3
                    Prospectus - First American Tax Free Income Funds

Fund Summaries
Arizona Tax Free Fund

FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class C shares will be lower due to their higher expenses. The performance of Class Y shares will be higher due to their lower expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance, and to an index of funds with similar investment strategies. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class C and Class Y shares, the table only includes returns before taxes. After-tax returns for Class C and Class Y shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (CLASS A)(1)

                                  (BAR CHART)


             4.74%      9.36%      5.23%      5.40%      2.83%      4.33%      1.23%

             2001       2002       2003       2004       2005       2006       2007

           Best Quarter:
           Quarter ended  September 30, 2002      5.00%
           Worst Quarter:
           Quarter ended  June 30, 2004          (2.54)%






AVERAGE ANNUAL TOTAL RETURNS                                Inception                                           Since
AS OF 12/31/07                                                   Date       One Year       Five Years       Inception
---------------------------------------------------------------------------------------------------------------------
Arizona Tax Free Fund
---------------------------------------------------------------------------------------------------------------------
  Class A (return before taxes)                                2/1/00        (3.07)%            2.90%           5.25%
---------------------------------------------------------------------------------------------------------------------

  Class A (return after taxes on distributions)                              (3.11)%            2.79%           5.16%
---------------------------------------------------------------------------------------------------------------------

  Class A (return after taxes on distributions and sale
  of fund shares)                                                            (0.54)%            3.06%           5.14%
---------------------------------------------------------------------------------------------------------------------

  Class C (return before taxes)                                2/1/00        (0.14)%            3.38%           5.40%
---------------------------------------------------------------------------------------------------------------------

  Class Y (return before taxes)                                2/1/00         1.48%             4.05%           6.08%
---------------------------------------------------------------------------------------------------------------------

Lehman Municipal Bond Index(2)
(reflects no deduction for fees, expenses, or taxes)                          3.36%             4.30%           6.08%
---------------------------------------------------------------------------------------------------------------------
Lipper Arizona Municipal Debt Funds Category Average(3)
(reflects no deduction for sales charges or taxes)                            1.31%             3.54%           5.18%




(1)Total return for the period from 1/1/08 through 9/30/08 was (4.89)%.

(2)An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

(3)Represents funds that invest primarily in those securities that provide income that is exempt from taxation in Arizona.


                                    4
                    Prospectus - First American Tax Free Income Funds

Fund Summaries
California Tax Free Fund

FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class C shares will be lower due to their higher expenses. The performance of Class Y shares will be higher due to their lower expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance, and to an index of funds with similar investment strategies. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class C and Class Y shares, the table only includes returns before taxes. After-tax returns for Class C and Class Y shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (CLASS A)(1)

                                  (BAR CHART)


             4.31%      9.33%      4.98%      4.76%      2.93%      4.44%      2.46%

             2001       2002       2003       2004       2005       2006       2007

           Best Quarter:
           Quarter ended  September 30, 2002      5.92%
           Worst Quarter:
           Quarter ended  June 30, 2004          (2.34)%






AVERAGE ANNUAL TOTAL RETURNS                                Inception                                           Since
AS OF 12/31/07                                                   Date       One Year       Five Years       Inception
---------------------------------------------------------------------------------------------------------------------
California Tax Free Fund
---------------------------------------------------------------------------------------------------------------------
  Class A (return before taxes)                                2/1/00        (1.92)%            3.02%           5.46%
---------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions)                              (1.99)%            2.92%           5.35%
---------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions and sale
  of fund shares)                                                             0.20%             3.14%           5.29%
---------------------------------------------------------------------------------------------------------------------
  Class C (return before taxes)                                2/1/00         1.04%             3.49%           5.63%
---------------------------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                                2/1/00         2.59%             4.16%           6.29%
---------------------------------------------------------------------------------------------------------------------
Lehman Municipal Bond Index(2)
(reflects no deduction for fees, expenses, or taxes)                          3.36%             4.30%           6.08%
---------------------------------------------------------------------------------------------------------------------
Lipper California Municipal Debt Funds Category
Average(3)
(reflects no deduction for sales charges or taxes)                            0.42%             3.61%           5.43%




(1)Total return for the period from 1/1/08 through 9/30/08 was (4.72)%.

(2)An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

(3)Represents funds that invest primarily in those securities that provide income that is exempt from taxation in California.


                                    5
                    Prospectus - First American Tax Free Income Funds

Fund Summaries
Colorado Tax Free Fund


FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class C shares will be lower due to their higher expenses. The performance of Class Y shares will be higher due to their lower expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance, and to an index of funds with similar investment strategies. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class C and Class Y shares, the table only includes returns before taxes. After-tax returns for Class C and Class Y shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (CLASS A)(1)

                                  (BAR CHART)


             5.35%     10.35%      5.26%      4.27%      3.09%      4.12%      0.45%

             2001       2002       2003       2004       2005       2006       2007

           Best Quarter:
           Quarter ended  September 30, 2002      5.55%
           Worst Quarter:
           Quarter ended  June 30, 2004          (2.28)%






AVERAGE ANNUAL TOTAL RETURNS                                Inception                                           Since
AS OF 12/31/07                                                   Date       One Year       Five Years       Inception
---------------------------------------------------------------------------------------------------------------------
Colorado Tax Free Fund
---------------------------------------------------------------------------------------------------------------------
  Class A (return before taxes)                                2/1/00        (3.81)%            2.54%           5.23%
---------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions)                              (3.86)%            2.35%           5.09%
---------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions and sale
  of fund shares)                                                            (0.96)%            2.76%           5.14%
---------------------------------------------------------------------------------------------------------------------
  Class C (return before taxes)                                2/1/00        (0.91)%            3.03%           5.39%
---------------------------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                                2/1/00         0.70%             3.68%           6.08%
---------------------------------------------------------------------------------------------------------------------
Lehman Municipal Bond Index(2)
(reflects no deduction for fees, expenses, or taxes)                          3.36%             4.30%           6.08%
---------------------------------------------------------------------------------------------------------------------
Lipper Colorado Municipal Debt Funds Category Average(3)
(reflects no deduction for sales charges or taxes)                            1.63%             3.61%           5.48%




(1)Total return for the period from 1/1/08 through 9/30/08 was (3.56)%.

(2)An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

(3)Represents funds that invest primarily in those securities that provide income that is exempt from taxation in Colorado.


                                    6
                    Prospectus - First American Tax Free Income Funds

Fund Summaries
Minnesota Tax Free Fund


FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class C shares will be lower due to their higher expenses. The performance of Class Y shares will be higher due to their lower expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance, and to an index of funds with similar investment strategies. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class C and Class Y shares, the table only includes returns before taxes. After-tax returns for Class C and Class Y shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (CLASS A)(1,2)

                                  (BAR CHART)


             6.40%     (2.92)%     9.60%      4.62%      8.56%      5.18%      3.73%      4.26%      4.61%     (0.02)%

             1998       1999       2000       2001       2002       2003       2004       2005       2006       2007

           Best Quarter:
           Quarter ended  September 30, 2002      4.23%
           Worst Quarter:
           Quarter ended  June 30, 2004          (2.26)%






                                                                                                                       Since
AVERAGE ANNUAL TOTAL RETURNS                       Inception                                                       Inception
AS OF 12/31/07(2)                                       Date       One Year       Five Years       Ten Years       (Class C)
----------------------------------------------------------------------------------------------------------------------------
Minnesota Tax Free Fund
----------------------------------------------------------------------------------------------------------------------------
  Class A (return before taxes)                      7/11/88        (4.30)%            2.64%           3.89%            N/A
----------------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions)                     (4.38)%            2.56%           3.82%            N/A
----------------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions
  and sale of fund shares)                                          (1.30)%            2.84%           3.94%            N/A
----------------------------------------------------------------------------------------------------------------------------
  Class C (return before taxes)                       2/1/99        (1.41)%            3.12%            N/A            3.63%
----------------------------------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                       8/1/97         0.19%             3.78%           4.59%            N/A
----------------------------------------------------------------------------------------------------------------------------
Lehman Municipal Bond Index(3)
(reflects no deduction for fees, expenses, or
taxes)                                                               3.36%             4.30%           5.18%           4.94%
----------------------------------------------------------------------------------------------------------------------------
Lipper Minnesota Municipal Debt Funds Category
Average(4)
(reflects no deduction for sales charges or
taxes)                                                               1.11%             3.48%           4.14%           3.84%




(1)Total return for the period from 1/1/08 through 9/30/08 was (4.23)%.

(2)Performance presented prior to 7/31/98 represents that of the Piper Minnesota Tax-Exempt Fund, a series of Piper Funds Inc., which merged into the fund on that date.

(3)An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

(4)Represents funds that invest primarily in those securities that provide income that is exempt from taxation in Minnesota.


                                    7
                    Prospectus - First American Tax Free Income Funds

Fund Summaries
Missouri Tax Free Fund


FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's Class Y shares has varied from year to year. The performance of Class A and Class C shares will be lower due to their higher expenses.

The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance, and to an index of funds with similar investment strategies. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class Y shares, the table includes returns both before and after taxes. For Class A and Class C shares, the table only includes returns before taxes. After-tax returns for Class A and Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (CLASS Y)(1,2)

                                  (BAR CHART)


             5.41%     (2.85)%    10.88%      4.10%      9.42%      5.11%      3.54%      2.76%      4.14%      1.58%

             1998       1999       2000       2001       2002       2003       2004       2005       2006       2007

           Best Quarter:
           Quarter ended  September 30, 2002      4.86%
           Worst Quarter:
           Quarter ended  June 30, 2004          (2.25)%






                                                                                                                       Since
AVERAGE ANNUAL TOTAL RETURNS                       Inception                                                       Inception
AS OF 12/31/07(2)                                       Date       One Year       Five Years       Ten Years       (Class C)
----------------------------------------------------------------------------------------------------------------------------
Missouri Tax Free Fund
----------------------------------------------------------------------------------------------------------------------------
  Class A (return before taxes)                      9/28/90        (3.05)%            2.29%           3.65%            N/A
----------------------------------------------------------------------------------------------------------------------------
  Class C (return before taxes)                      9/24/01        (0.12)%            2.75%            N/A            3.37%
----------------------------------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                      7/15/88         1.58%             3.43%           4.39%            N/A
----------------------------------------------------------------------------------------------------------------------------
  Class Y (return after taxes on distributions)                      1.54%             3.35%           4.31%            N/A
----------------------------------------------------------------------------------------------------------------------------
  Class Y (return after taxes on distributions
  and sale of fund shares)                                           2.52%             3.51%           4.35%            N/A
----------------------------------------------------------------------------------------------------------------------------
Lehman Municipal Bond Index(3)
(reflects no deduction for fees, expenses, or
taxes)                                                               3.36%             4.30%           5.18%           4.85%
----------------------------------------------------------------------------------------------------------------------------
Lipper Missouri Municipal Debt Funds Category
Average(4)
(reflects no deduction for sales charges or
taxes)                                                               1.38%             3.47%           4.28%           4.00%




(1)Total return for the period from 1/1/08 through 9/30/08 was (3.80)%.

(2)Performance presented prior to 9/24/01 represents that of the Firstar Missouri Tax-Exempt Bond Fund, a series of Firstar Funds, Inc., which merged into the fund on that date. The Firstar Missouri Tax-Exempt Bond Fund was organized on 12/11/00 and, prior to that, was a separate series of Mercantile Mutual Funds, Inc. The Mercantile fund was organized on 10/2/95 and, prior to that, was a separate portfolio of the ARCH Tax-Exempt Trust, which sold shares of the portfolio that were similar to the current Class Y shares of the fund.

(3)An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

(4)Represents funds that invest primarily in those securities that provide income that is exempt from taxation in Missouri.


                                    8
                    Prospectus - First American Tax Free Income Funds

Fund Summaries
Nebraska Tax Free Fund

FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class C shares will be lower due to their higher expenses. The performance of Class Y shares will be higher due to their lower expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance, and to an index of funds with similar investment strategies. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class C and Class Y shares, the table only includes returns before taxes. After-tax returns for Class C and Class Y shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (CLASS A)(1)

                                  (BAR CHART)


            10.19%      4.97%      3.96%      3.02%      4.07%      1.67%

             2002       2003       2004       2005       2006       2007

           Best Quarter:
           Quarter ended  September 30, 2002      4.97%
           Worst Quarter:
           Quarter ended  June 30, 2004          (2.34)%






AVERAGE ANNUAL TOTAL RETURNS                                Inception                                         Since
AS OF 12/31/07                                                 Date         One Year       Five Years       Inception
---------------------------------------------------------------------------------------------------------------------
Nebraska Tax Free Fund
---------------------------------------------------------------------------------------------------------------------
  Class A (return before taxes)                               2/28/01        (2.68)%            2.64%           3.87%
---------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions)                              (2.76)%            2.59%           3.83%
---------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions and sale
  of fund shares)                                                            (0.29)%            2.81%           3.89%
---------------------------------------------------------------------------------------------------------------------
  Class C (return before taxes)                               2/28/01         0.31%             3.15%           4.06%
---------------------------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                               2/28/01         2.02%             3.81%           4.79%
---------------------------------------------------------------------------------------------------------------------
Lehman Municipal Bond Index(2)
(reflects no deduction for fees, expenses, or taxes)                          3.36%             4.30%           5.09%
---------------------------------------------------------------------------------------------------------------------
Lipper Other States Municipal Debt Funds Category
Average(3)
(reflects no deduction for sales charges or taxes)                            1.88%             3.33%           4.03%




(1)Total return for the period from 1/1/08 through 9/30/08 was (3.97)%.

(2)An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

(3)Represents funds that invest primarily in those securities that provide income that is exempt from taxation in a specified state.


                                    9
                    Prospectus - First American Tax Free Income Funds

Fund Summaries
Ohio Tax Free Fund

FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class C shares will be lower due to their higher expenses. The performance of Class Y shares will be higher due to their lower expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance, and to an index of funds with similar investment strategies. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class C and Class Y shares, the table only includes returns before taxes. After-tax returns for Class C and Class Y shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (CLASS A)(1)

                                  (BAR CHART)


             4.89%      3.77%      2.64%      4.11%      2.25%

             2003       2004       2005       2006       2007

           Best Quarter:
           Quarter ended  September 30, 2004      4.12%
           Worst Quarter:
           Quarter ended  June 30, 2004          (2.50)%






AVERAGE ANNUAL TOTAL RETURNS                                Inception                                           Since
AS OF 12/31/07                                                   Date       One Year       Five Years       Inception
---------------------------------------------------------------------------------------------------------------------
Ohio Tax Free Fund
---------------------------------------------------------------------------------------------------------------------
  Class A (return before taxes)                               4/30/02        (2.08)%            2.64%           3.57%
---------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions)                              (2.13)%            2.57%           3.49%
---------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions and sale
  of fund shares)                                                            (0.03)%            2.75%           3.55%
---------------------------------------------------------------------------------------------------------------------
  Class C (return before taxes)                               4/30/02         0.89%             2.92%           3.75%
---------------------------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                               4/30/02         2.60%             3.79%           4.61%
---------------------------------------------------------------------------------------------------------------------
Lehman Municipal Bond Index(2)
(reflects no deduction for fees, expenses, or taxes)                          3.36%             4.30%           4.94%
---------------------------------------------------------------------------------------------------------------------
Lipper Ohio Municipal Debt Funds Category Average(3)
(reflects no deduction for sales charges or taxes)                            1.97%             3.45%           4.01%




(1)Total return for the period from 1/1/08 through 9/30/08 was (3.98)%.

(2)An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

(3)Represents funds that invest primarily in those securities that provide income that is exempt from taxation in Ohio.


                                    10
                    Prospectus - First American Tax Free Income Funds

Fund Summaries
Tax Free Fund

FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class C shares will be lower due to their higher expenses. The performance of Class Y shares will be higher due to their lower expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance, and to an index of funds with similar investment strategies. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class C and Class Y shares, the table only includes returns before taxes. After-tax returns for Class C and Class Y shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (CLASS A)(1,2)

                                  (BAR CHART)


             5.94%     (4.33)%    12.31%      3.73%      9.46%      5.83%      4.23%      4.19%      4.74%      0.03%

             1998       1999       2000       2001       2002       2003       2004       2005       2006       2007

           Best Quarter:
           Quarter ended  September 30, 2002      5.16%
           Worst Quarter:
           Quarter ended  June 30, 1999          (2.76)%






                                                                                                                       Since
AVERAGE ANNUAL TOTAL RETURNS                       Inception                                                       Inception
AS OF 12/31/07(2)                                       Date       One Year       Five Years       Ten Years       (Class C)
----------------------------------------------------------------------------------------------------------------------------
Tax Free Fund
----------------------------------------------------------------------------------------------------------------------------
  Class A (return before taxes)                     11/18/96        (4.23)%            2.88%           4.08%            N/A
----------------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions)                     (4.31)%            2.76%           3.97%            N/A
----------------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions
  and sale of fund shares)                                          (1.29)%            3.06%           4.08%            N/A
----------------------------------------------------------------------------------------------------------------------------
  Class C (return before taxes)                      9/24/01        (1.38)%            3.37%            N/A            3.95%
----------------------------------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                     11/18/96         0.22%             4.03%           4.74%            N/A
----------------------------------------------------------------------------------------------------------------------------
Lehman Municipal Bond Index(3)
(reflects no deduction for fees, expenses, or
taxes)                                                               3.36%             4.30%           5.18%           4.85%
----------------------------------------------------------------------------------------------------------------------------
Lipper General Municipal Debt Funds Category
Average(4)
(reflects no deduction for sales charges or
taxes)                                                               1.16%             3.49%           4.08%           3.94%




(1)Total return for the period from 1/1/08 through 9/30/08 was (5.19)%.

(2)Performance presented prior to 9/24/01 represents that of the Firstar National Municipal Bond Fund, a series of Firstar Funds, Inc., which merged with the fund on that date.

(3)An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

(4)Represents funds that invest primarily in municipal debt issues in the top four credit ratings.


                                    11
                    Prospectus - First American Tax Free Income Funds

Fund Summaries
Fees and Expenses


As an investor, you pay fees and expenses to buy and hold shares of the funds. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets.

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the funds.


---------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES(1)
(fees paid directly from your investment)                                Class A(2)       Class C       Class Y
---------------------------------------------------------------------------------------------------------------
  MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
  (as a percentage of offering price)                                         4.25%         0.00%          None
  MAXIMUM DEFERRED SALES CHARGE (LOAD)
  (as a percentage of original purchase price or redemption
  proceeds, whichever is less)                                                0.00%         1.00%          None
---------------------------------------------------------------------------------------------------------------


(1)An annual account maintenance fee of $50 may be charged under certain circumstances. See "Policies and Services -- Purchasing, Redeeming, and Exchanging Shares -- Additional Information on Purchasing, Redeeming, and Exchanging Shares -- Accounts with Low Balances."

(2)Investors may qualify for reduced sales charges. Investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge.


-----------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
(as a percentage of average net assets)
-----------------------------------------------------------------------------------------------------------------------
                                                                                         Acquired
                                              Distribution and/or                       Fund Fees         Total Annual
                             Management         Service (12b-1)           Other            and           Fund Operating
CLASS A                         Fees                Fees(1)             Expenses       Expenses(2)         Expenses(3)
-----------------------------------------------------------------------------------------------------------------------
  Arizona Tax Free Fund         0.50%                0.25%                0.88%           0.01%                1.64%
  California Tax Free
  Fund                          0.50%                0.25%                0.71%           0.01%                1.47%
  Colorado Tax Free
  Fund                          0.50%                0.25%                1.05%           0.01%                1.81%
  Minnesota Tax Free
  Fund                          0.50%                0.25%                0.35%           0.01%                1.11%
  Missouri Tax Free
  Fund                          0.50%                0.25%                0.35%             --                 1.10%
  Nebraska Tax Free
  Fund                          0.50%                0.25%                0.72%             --                 1.47%
  Ohio Tax Free Fund            0.50%                0.25%                0.64%           0.01%                1.40%
  Tax Free Fund                 0.50%                0.25%                0.27%             --                 1.02%
-----------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
(as a percentage of average net assets)
---------------------------------------------------------
                              Less Fee            Net
CLASS A                      Waivers(4)       Expenses(4)
---------------------------------------------------------
  Arizona Tax Free Fund        (0.88)%           0.76%
  California Tax Free
  Fund                         (0.81)%           0.66%
  Colorado Tax Free
  Fund                         (1.05)%           0.76%
  Minnesota Tax Free
  Fund                         (0.25)%           0.86%
  Missouri Tax Free
  Fund                         (0.15)%           0.95%
  Nebraska Tax Free
  Fund                         (0.72)%           0.75%
  Ohio Tax Free Fund           (0.64)%           0.76%
  Tax Free Fund                (0.27)%           0.75%
---------------------------------------------------------


(1)The advisor has contractually agreed, in addition to other fee waivers and expense reimbursements, to reimburse an amount of Class A share 12b-1 fees equal to 0.10%, 0.10% and 0.20% of average daily net assets for California Tax Free Fund, Minnesota Tax Free Fund and Tax Free Fund, respectively, through October 31, 2009.
(2)In addition to the funds' total annual operating expenses that the funds bear directly, the funds' shareholders indirectly bear the expenses of the acquired funds (affiliated and unaffiliated) in which the funds invest.
(3)Total Annual Fund Operating Expenses are based on the funds' most recently completed fiscal year, absent any expense reimbursements or fee waivers, restated to reflect current fees. The funds' most recent annual report and financial highlights reflect the operating expenses of the funds and do not include Acquired Fund Fees and Expenses.
(4)The advisor has contractually agreed to waive fees and reimburse other fund expenses through October 31, 2009, so that total annual fund operating expenses, after waivers and excluding Acquired Fund Fees and Expenses, do not exceed 0.65% for California Tax Free Fund, 0.75% for Arizona Tax Free Fund, Colorado Tax Free Fund, Nebraska Tax Free Fund, Ohio Tax Free Fund, and Tax Free Fund, 0.85% for Minnesota Tax Free Fund, and 0.95% for Missouri Tax Free Fund. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2009, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the funds' board of directors.


                                    12
                    Prospectus - First American Tax Free Income Funds

Fund Summaries
Fees and Expenses continued


--------------------------------------------------------------------------------------------------------------------
                                                                                       Acquired
                                             Distribution and/or                      Fund Fees        Total Annual
                             Management        Service (12b-1)           Other           and          Fund Operating
CLASS C                         Fees                 Fees              Expenses      Expenses(1)        Expenses(2)
--------------------------------------------------------------------------------------------------------------------
  Arizona Tax Free Fund         0.50%               0.65%                0.88%          0.01%              2.04%
  California Tax Free
  Fund                          0.50%               0.65%                0.70%          0.01%              1.86%
  Colorado Tax Free Fund        0.50%               0.65%                1.05%          0.01%              2.21%
  Minnesota Tax Free
  Fund                          0.50%               0.65%                0.35%          0.01%              1.51%
  Missouri Tax Free Fund        0.50%               0.65%                0.35%            --               1.50%
  Nebraska Tax Free Fund        0.50%               0.65%                0.72%            --               1.87%
  Ohio Tax Free Fund            0.50%               0.65%                0.63%          0.01%              1.79%
  Tax Free Fund                 0.50%               0.65%                0.28%            --               1.43%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------
                              Less Fee           Net
CLASS C                      Waivers(3)      Expenses(3)
--------------------------------------------------------
  Arizona Tax Free Fund         (0.88)%         1.16%
  California Tax Free
  Fund                          (0.70)%         1.16%
  Colorado Tax Free Fund        (1.05)%         1.16%
  Minnesota Tax Free
  Fund                          (0.15)%         1.36%
  Missouri Tax Free Fund        (0.15)%         1.35%
  Nebraska Tax Free Fund        (0.72)%         1.15%
  Ohio Tax Free Fund            (0.63)%         1.16%
  Tax Free Fund                 (0.08)%         1.35%
--------------------------------------------------------


(1)In addition to the funds' total annual operating expenses that the funds bear directly, the funds' shareholders indirectly bear the expenses of the acquired funds (affiliated and unaffiliated) in which the funds invest.
(2)Total Annual Fund Operating Expenses are based on the funds' most recently completed fiscal year, absent any expense reimbursements or fee waivers. The funds' most recent annual report and financial highlights reflect the operating expenses of the funds and do not include Acquired Fund Fees and Expenses.

(3)The advisor has contractually agreed to waive fees and reimburse other fund expenses through October 31, 2009, so that total annual fund operating expenses, after waivers and excluding Acquired Fund Fees and Expenses, do not exceed 1.15% for Arizona Tax Free Fund, California Tax Free Fund, Colorado Tax Free Fund, Nebraska Tax Free Fund, and Ohio Tax Free Fund, and 1.35% for Minnesota Tax Free Fund, Missouri Tax Free Fund, and Tax Free Fund. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2009, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the funds' board of directors.


--------------------------------------------------------------------------------------------------------------------
                                                                                       Acquired
                                             Distribution and/or                      Fund Fees        Total Annual
                             Management        Service (12b-1)           Other           and          Fund Operating
CLASS Y                         Fees                 Fees              Expenses      Expenses(1)        Expenses(2)
--------------------------------------------------------------------------------------------------------------------
  Arizona Tax Free Fund         0.50%                None                0.88%          0.01%              1.39%
  California Tax Free
  Fund                          0.50%                None                0.70%          0.01%              1.21%
  Colorado Tax Free Fund        0.50%                None                1.05%          0.01%              1.56%
  Minnesota Tax Free
  Fund                          0.50%                None                0.35%          0.01%              0.86%
  Missouri Tax Free Fund        0.50%                None                0.35%            --               0.85%
  Nebraska Tax Free Fund        0.50%                None                0.72%            --               1.22%
  Ohio Tax Free Fund            0.50%                None                0.64%          0.01%              1.15%
  Tax Free Fund                 0.50%                None                0.28%            --               0.78%

--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------
                              Less Fee           Net
CLASS Y                      Waivers(3)      Expenses(3)
--------------------------------------------------------
  Arizona Tax Free Fund         (0.88)%         0.51%
  California Tax Free
  Fund                          (0.70)%         0.51%
  Colorado Tax Free Fund        (1.05)%         0.51%
  Minnesota Tax Free
  Fund                          (0.15)%         0.71%
  Missouri Tax Free Fund        (0.15)%         0.70%
  Nebraska Tax Free Fund        (0.72)%         0.50%
  Ohio Tax Free Fund            (0.64)%         0.51%
  Tax Free Fund                 (0.08)%         0.70%

--------------------------------------------------------


(1)In addition to the funds' total annual operating expenses that the funds bear directly, the funds' shareholders indirectly bear the expenses of the acquired funds (affiliated and unaffiliated) in which the funds invest.
(2)Total Annual Fund Operating Expenses are based on the funds' most recently completed fiscal year, absent any expense reimbursements or fee waivers. The funds' most recent annual report and financial highlights reflect the operating expenses of the funds and do not include Acquired Fund Fees and Expenses.

(3)The advisor has contractually agreed to waive fees and reimburse other fund expenses through October 31, 2009, so that total annual fund operating expenses, after waivers and excluding Acquired Fund Fees and Expenses, do not exceed 0.50% for Arizona Tax Free Fund, California Tax Free Fund, Colorado Tax Free Fund, Nebraska Tax Free Fund, and Ohio Tax Free Fund, and 0.70% for Minnesota Tax Free Fund, Missouri Tax Free Fund, and Tax Free Fund. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2009, at the discretion of the advisor. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the funds' board of directors.


                                    13
                    Prospectus - First American Tax Free Income Funds

Fund Summaries
Fees and Expenses continued



EXAMPLES These examples are intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that each fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:


CLASS A                                                     One Year       Three Years       Five Years       Ten Years
-----------------------------------------------------------------------------------------------------------------------
  Arizona Tax Free Fund                                      $  499           $  838          $  1,199         $  2,215
-----------------------------------------------------------------------------------------------------------------------
  California Tax Free Fund                                     $490             $794            $1,120           $2,041
-----------------------------------------------------------------------------------------------------------------------
  Colorado Tax Free Fund                                       $499             $872            $1,269           $2,378
-----------------------------------------------------------------------------------------------------------------------
  Minnesota Tax Free Fund                                      $509             $739            $  987           $1,698
-----------------------------------------------------------------------------------------------------------------------
  Missouri Tax Free Fund                                       $518             $746            $  992           $1,695
-----------------------------------------------------------------------------------------------------------------------
  Nebraska Tax Free Fund                                       $498             $802            $1,128           $2,049
-----------------------------------------------------------------------------------------------------------------------
  Ohio Tax Free Fund                                           $499             $789            $1,100           $1,980
-----------------------------------------------------------------------------------------------------------------------
  Tax Free Fund                                                $498             $710            $  939           $1,596





CLASS C (ASSUMING REDEMPTION AT END OF EACH PERIOD)         One Year       Three Years       Five Years       Ten Years
-----------------------------------------------------------------------------------------------------------------------
  Arizona Tax Free Fund                                      $  218           $  555          $  1,017         $  2,299
-----------------------------------------------------------------------------------------------------------------------
  California Tax Free Fund                                     $218             $517            $  941           $2,123
-----------------------------------------------------------------------------------------------------------------------
  Colorado Tax Free Fund                                       $218             $590            $1,089           $2,462
-----------------------------------------------------------------------------------------------------------------------
  Minnesota Tax Free Fund                                      $238             $462            $  810           $1,789
-----------------------------------------------------------------------------------------------------------------------
  Missouri Tax Free Fund                                       $237             $459            $  804           $1,778
-----------------------------------------------------------------------------------------------------------------------
  Nebraska Tax Free Fund                                       $217             $518            $  944           $2,132
-----------------------------------------------------------------------------------------------------------------------
  Ohio Tax Free Fund                                           $218             $502            $  911           $2,053
-----------------------------------------------------------------------------------------------------------------------
  Tax Free Fund                                                $237             $445            $  774           $1,706





CLASS C (ASSUMING NO REDEMPTION AT END OF EACH PERIOD)      One Year       Three Years       Five Years       Ten Years
-----------------------------------------------------------------------------------------------------------------------
  Arizona Tax Free Fund                                      $  118           $  555          $  1,017         $  2,299
-----------------------------------------------------------------------------------------------------------------------
  California Tax Free Fund                                     $118             $517            $  941           $2,123
-----------------------------------------------------------------------------------------------------------------------
  Colorado Tax Free Fund                                       $118             $590            $1,089           $2,462
-----------------------------------------------------------------------------------------------------------------------
  Minnesota Tax Free Fund                                      $138             $462            $  810           $1,789
-----------------------------------------------------------------------------------------------------------------------
  Missouri Tax Free Fund                                       $137             $459            $  804           $1,778
-----------------------------------------------------------------------------------------------------------------------
  Nebraska Tax Free Fund                                       $117             $518            $  944           $2,132
-----------------------------------------------------------------------------------------------------------------------
  Ohio Tax Free Fund                                           $118             $502            $  911           $2,053
-----------------------------------------------------------------------------------------------------------------------
  Tax Free Fund                                                $137             $445            $  774           $1,706





CLASS Y                                                     One Year       Three Years       Five Years       Ten Years
-----------------------------------------------------------------------------------------------------------------------
  Arizona Tax Free Fund                                       $  52           $  353           $  676          $  1,592
-----------------------------------------------------------------------------------------------------------------------
  California Tax Free Fund                                      $52             $315             $598            $1,404
-----------------------------------------------------------------------------------------------------------------------
  Colorado Tax Free Fund                                        $52             $389             $750            $1,767
-----------------------------------------------------------------------------------------------------------------------
  Minnesota Tax Free Fund                                       $73             $259             $462            $1,047
-----------------------------------------------------------------------------------------------------------------------
  Missouri Tax Free Fund                                        $72             $256             $457            $1,035
-----------------------------------------------------------------------------------------------------------------------
  Nebraska Tax Free Fund                                        $51             $316             $601            $1,413
-----------------------------------------------------------------------------------------------------------------------
  Ohio Tax Free Fund                                            $52             $302             $571            $1,340
-----------------------------------------------------------------------------------------------------------------------
  Tax Free Fund                                                 $72             $241             $425            $  959





                                    14
                    Prospectus - First American Tax Free Income Funds

More About the Funds
Investment Strategies and Other Investment Matters

OBJECTIVES

The funds' objectives, which are described in the "Fund Summaries" section, may be changed without shareholder approval. If a fund's objective changes, you will be notified at least 60 days in advance. Please remember, there is no guarantee that any fund will achieve its objective.

INVESTMENT STRATEGIES

The funds' principal investment strategies are discussed in the "Fund Summaries" section. These are the strategies that the funds' investment advisor believes are most likely to be important in trying to achieve the funds' objectives. This section provides more information about some of the funds' principal and non-principal investment strategies. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 800 677-FUND.

Investment Approach. In selecting securities for the funds, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, the fund managers evaluate factors such as credit quality, yield, maturity, liquidity, and portfolio diversification. In the case of Tax Free Fund, geographical diversification is also a factor. Fund managers conduct research on potential and current holdings in the funds to determine whether a fund should purchase or retain a security. This is a continuing process the focus of which changes according to market conditions, the availability of various permitted investments, and cash flows into and out of the funds.

Municipal Securities. Municipal securities are issued to finance public infrastructure projects such as streets and highways, schools, water and sewer systems, hospitals, and airports. They also may be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

The funds may invest in municipal securities such as "general obligation" bonds, "revenue" bonds, and participation interests in municipal leases. General obligation bonds are backed by the full faith, credit, and taxing power of the issuer. Revenue bonds are payable only from the revenues generated by a specific project or from another specific revenue source. Participation interests in municipal leases are undivided interests in a lease, installment purchase contract, or conditional sale contract entered into by a state or local government unit to acquire equipment or facilities.

The municipal securities in which the funds invest may include refunded bonds and zero coupon bonds. Refunded bonds may have originally been issued as general obligation or revenue bonds, but become "refunded" when they are secured by an escrow fund, usually consisting entirely of direct U.S. government obligations and/or U.S. government agency obligations. Zero coupon bonds are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value.

Ratings. The funds have investment strategies requiring them to invest in municipal securities that have received a particular rating from a rating service such as Moody's or Standard & Poor's. Any reference in this prospectus to a specific rating encompasses all gradations of that rating. For example, if the prospectus says that a fund may invest in securities rated as low as B, the fund may invest in securities rated B-.

Temporary Investments. In an attempt to respond to adverse market, economic, political, or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including securities which pay income that is subject to federal and state income tax. These investments may include money market funds advised by the funds' advisor. Because these investments may be taxable, and may result in a lower yield than would be available from investments with a lower quality or longer term, they may prevent a fund from achieving its investment objective.

Portfolio Turnover. Fund managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. The "Financial Highlights" section of this prospectus shows each fund's historical portfolio turnover rate.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the funds' policies and procedures with respect to the disclosure of each fund's portfolio securities is available in the funds' SAI.


                                    15
                    Prospectus - First American Tax Free Income Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares

GENERAL

You may purchase, redeem, or exchange shares of the funds on any day when the New York Stock Exchange (NYSE) is open, except that shares cannot be purchased by wire transfer on days that federally chartered banks are closed. Purchases, redemptions and exchanges may be restricted in the event of an early or unscheduled close of the NYSE, as permitted by the Securities and Exchange Commission (SEC).

The funds have authorized certain investment professionals and financial institutions ("financial intermediaries") to accept purchase, redemption, or exchange orders on their behalf. Your purchase or redemption price will be based on that day's net asset value (NAV) per share if your order is received by the funds or an authorized financial intermediary in proper form prior to the time the funds calculate their NAV. See "Additional Information on Purchasing, Redeeming and Exchanging Shares -- Calculating Net Asset Value" below. Contact your financial intermediary to determine the time by which it must receive your order to be assured same day processing. To make sure your order is in proper form, you must follow the instructions set forth below under "Purchase, Redemption and Exchange Procedures."

Some financial intermediaries may charge a fee for helping you purchase, redeem or exchange shares. Contact your financial intermediary for more information. No such fee will be imposed if you purchase shares directly from the funds.

CHOOSING A SHARE CLASS

The funds issue their shares in three classes -- Class A, Class C and Class Y shares -- with each class having a different cost structure. Class A and Class C shares (the "Retail Share Classes") are generally available to investors. You should decide which share class best suits your needs.

Eligibility to Invest in Class Y Shares

Class Y shares are offered to group retirement and employee benefit plans and to certain persons who are charged fees for advisory, investment, consulting or similar services by a financial intermediary or other service provider. Such persons may include, but are not limited to, individuals, corporations, and endowments.

Class Share Overview

                     Front-End      Contingent
                   Sales Charge   Deferred Sales      Annual 12b-1 Fees
                      (FESC)       Charge (CDSC)   (as a % of net assets)
-------------------------------------------------------------------------
Class A                4.25%(1)        0.00%(2)             0.25%
Class C(3)             None            1.00%(4)             0.65%
Class Y                None            None                 None
-------------------------------------------------------------------------


(1)The FESC is reduced for larger purchases. See "Determining Your Share Price -- Class A Shares" below.

(2)Class A share investments of $1 million or more on which no FESC is paid may be subject to a 1% CDSC.

(3)Class C shares do not convert to Class A shares so they will continue to have higher annual expenses than Class A shares for as long as you hold them.

(4)A 1.00% CDSC applies if you redeem your Class C shares within 12 months of purchase.

Between the Retail Share Classes, Class A shares may be a better choice if your investment qualifies for a reduced sales charge. You should not place Class C share orders that would cause your total investment in First American Funds Class A, Class B (for funds that offered such share class prior to July 1, 2008), and Class C shares (not including First American money market funds) to equal or exceed $1 million dollars, using the aggregation principles discussed below under "Determining Your Share Price -- Class A Shares -- Reducing Your Sales Charge on Class A Shares." To the extent operationally possible, these orders will be automatically rejected.

Class Y shares are generally a better choice than a Retail Share Class if you are eligible to purchase this share class.

DETERMINING YOUR SHARE PRICE

Because the current prospectus and Statement of Additional Information are available on First American Funds' website free of charge, we do not disclose the following share class information separately on the website.

Class A Shares

Your purchase price for Class A shares is typically the net asset value of your shares, plus a front-end sales charge. Sales charges vary depending on the amount of your purchase. The sales charge you pay may differ slightly from the amount set forth below because of rounding that occurs in the calculation used to determine your sales charge.

                                    Sales Charge
                            ----------------------------
                                                  As a %
                             As a %               of Net
                               of                 Amount
                            Offering             Invest-
PURCHASE AMOUNT               Price                 ed
--------------------------------------------------------
Less than $50,000             4.25%               4.44%
$50,000 - $99,999             4.00%               4.17%
$100,000 - $249,999           3.50%               3.63%
$250,000 - $499,999           2.50%               2.56%
$500,000 - $999,999           2.00%               2.04%
$1 million and over           0.00%               0.00%




                                    16
                    Prospectus - First American Tax Free Income Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares continued


Reducing Your Sales Charge on Class A Shares.
As shown in the preceding table, larger purchases of Class A shares reduce the percentage sales charge you pay. In determining whether you are entitled to pay a reduced sales charge, you may aggregate certain other purchases with your current purchase, as follows.

Prior Purchases. Prior purchases of Class A, Class B (for funds that offered such share class prior to July 1, 2008), and Class C shares of any First American Fund (except a money market fund) will be factored into your sales charge calculation. You will receive credit for the current net asset value of the other Class A, Class B, and Class C shares you hold at the time of your purchase, including shares held in individual retirement, custodial or personal trust accounts. For example, let's say you're making a $10,000 investment and you already own other First American Fund Class A shares that are currently valued at $45,000. You will receive credit for the current value of these shares and your sales charge will be based on a total purchase amount of $55,000. If the current net asset value of your shares is less than their original purchase price, you may receive credit for their original purchase price instead, but only if you provide a written request to the funds and provide them with the records necessary to demonstrate the shares' purchase price.

Purchases by Related Accounts. Concurrent and prior purchases by certain other accounts of Class A, Class B (for funds that offered such share class prior to July 1, 2008), and Class C shares of any First American Fund (except a money market fund) also will be combined with your purchase to determine your sales charge. The fund will combine purchases made by you, your spouse or domestic partner, and your dependent children when it calculates the sales charge, including purchases in individual retirement, custodial and personal trust accounts.

Letter of Intent. If you plan to make an aggregate investment of $50,000 or more over a 13-month period in Class A or Class C shares of one or more First American Funds, other than the money market funds, you may reduce your sales charge for Class A purchases by signing a non-binding letter of intent. If you do not fulfill the letter of intent, you must pay the applicable sales charge. In addition, if you reduce your sales charge to zero under a letter of intent and then sell your Class A shares within 18 months of their purchase, you may be charged a contingent deferred sales charge of 1%. See "Class A Share Investments of Over $1 Million" below.

It is your responsibility to determine whether you are entitled to pay a reduced sales charge. The fund is not responsible for making this determination. To receive a reduced sales charge, you must notify the fund at the time of the purchase order that a quantity discount may apply to your current purchase. If you purchase shares by mail, you must notify the fund in writing. Otherwise, simply inform your financial intermediary, or Investor Services if you are purchasing shares directly from the funds, and they will notify the fund.

You should provide your financial intermediary with information or records regarding any other accounts in which there are holdings eligible to be aggregated, including:

- all of your accounts at your financial intermediary.

- all of your accounts at any other financial intermediary.

- all accounts of any related party (such as a spouse or dependent child) held with any financial intermediary.

You should keep the records necessary to demonstrate the purchase price of shares held in these accounts since neither the fund and its transfer agent nor your financial intermediary may have this information.

More information on these ways to reduce your sales charge appears in the SAI.

Purchasing Class A Shares Without a Sales Charge. The following persons may purchase a fund's Class A shares at net asset value without a sales charge:

- directors, advisory board members, full-time employees and retirees of the advisor and its affiliates.

- current and retired officers and directors of the funds.

- full-time employees of any broker-dealer authorized to sell fund shares.

- full-time employees of the fund's counsel.

- members of the immediate families of any of the foregoing (i.e., a spouse or domestic partner and any dependent children).

- persons who purchase the funds through "one-stop" mutual fund networks through which the funds are made available.

- persons participating in a fee-based program sponsored and maintained by a registered broker-dealer.

- trust companies and bank trust departments acting in a fiduciary, advisory, agency, custodial or similar capacity.

- persons who hold shares of a First American money market fund pursuant to an arrangement, which has subsequently terminated, under which the money market fund had served as a cash investment option for another mutual fund family, but only with respect to exchanges of those shares (including shares representing reinvested dividends) for shares of other First American funds.

- persons who held shares of a tax free income fund of another mutual fund family, where such other fund was subsequently liquidated or merged into another mutual fund, or where the liquidation or merger is pending, provided the purchase of Class A shares is made prior to June 30, 2009.

- group retirement and employee benefit plans.


                                    17
                    Prospectus - First American Tax Free Income Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares continued


You must notify the funds or your financial intermediary if you are eligible to purchase Class A shares without a sales charge.

Reinvesting After a Redemption. If you redeem Class A shares of a First American Fund (except money market fund shares on which you have not paid a sales charge), you may reinvest in Class A shares of that fund or another First American fund within 180 days without a sales charge. To reinvest in Class A shares at net asset value (without paying a sales charge), you must notify the fund directly in writing or notify your financial intermediary.

Class A Share Investments of Over $1 Million. There is no initial sales charge on Class A share purchases of $1 million or more (including purchases that reach the $1 million level as a result of aggregating prior purchases and purchases by related accounts). However, your financial intermediary may receive a commission of up to 1% on your purchase. If such a commission is paid, you will be assessed a contingent deferred sales charge (CDSC) of 1% if you sell your shares within 18 months. The CDSC you pay may differ slightly from this amount because of rounding that occurs in the calculation used to determine your CDSC. To find out whether you will be assessed a CDSC, ask your financial intermediary.

The CDSC is based on the value of your shares at the time of purchase in the case of a partial redemption. If you redeem all of your shares, the CDSC is based on the value of your shares at the time of purchase or at the time of redemption, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. To help lower your costs, Class A shares that are not subject to a CDSC will be redeemed first. The CDSC will be waived in the circumstances described below under "Waiving Contingent Deferred Sales Charges."

Class C Shares

Your purchase price for Class C shares is their net asset value -- there is no front-end sales charge. However, if you redeem your shares within 12 months of purchase, you will be assessed a CDSC of 1% of the value of your shares at the time of purchase or at the time of sale, whichever is less. The CDSC you pay may differ slightly from this amount because of rounding that occurs in the calculation used to determine your CDSC. The CDSC does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. To help lower your costs, Class C shares that are not subject to a CDSC will be redeemed first. The CDSC will be waived in the circumstances described below under "Waiving Contingent Deferred Sales Charges."

Waiving Contingent Deferred Sales Charges

CDSCs on Class A and Class C share redemptions will be waived for:

- redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder.

- redemptions that equal the minimum required distribution from an IRA or other retirement plan to a shareholder who has reached the age of 70 1/2.

- redemptions through a systematic withdrawal plan, at a rate of up to 12% a year of your account's value. The systematic withdrawal limit will be based on the market value of your account at the time of each withdrawal.

- redemptions required as a result of over-contribution to an IRA plan.

Class Y Shares

Your purchase price for Class Y shares is their net asset value. This share class does not have a front-end sales charge or a CDSC.

12B-1 FEES

Each fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act that allows each fund to pay the fund's distributor an annual fee for the distribution and sale of its shares and/or for services provided to shareholders. The funds do not pay 12b-1 fees on Class Y shares. The 12b-1 fees paid by the funds are designated as distribution fees and/or shareholder servicing fees, as described here.

                                   Annual 12b-1 Fees
                               -------------------------
                                             Shareholder
                               Distribution   Servicing
                                    Fee          Fee
--------------------------------------------------------
Class A(1)                         None          0.25%
Class C                            0.40%         0.25%
Class Y                            None          None
--------------------------------------------------------


(1)The advisor has agreed to reimburse an amount of Class A share 12b-1 fees equal to 0.10%, 0.10%, and 0.20% of average daily net assets for California Tax Free Fund, Minnesota Tax Free Fund, and Tax Free Fund, respectively, through October 31, 2009.

Because 12b-1 fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

COMPENSATION PAID TO FINANCIAL INTERMEDIARIES

The funds' distributor receives any front-end sales charge or CDSC that you pay and any 12b-1 fees paid by the funds. From this revenue, the distributor will pay financial intermediaries for the services they provide. The funds' advisor and/or distributor may make additional payments to intermediaries from their own assets, as described below under "Additional Payments to Financial Intermediaries."


                                    18
                    Prospectus - First American Tax Free Income Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares continued


Sales Charge Reallowance

The distributor pays (or "reallows") a portion of the front-end sales charge on Class A shares to your financial intermediary, as follows:

                                     Maximum
                                   Reallowance
                                    as a % of
Purchase Amount                  Purchase Price
------------------------------------------------
Less than $50,000                     4.00%
$50,000 - $99,999                     3.75%
$100,000 - $249,999                   3.25%
$250,000 - $499,999                   2.25%
$500,000 - $999,999                   1.75%
$1 million and over                   0.00%


Sales Commissions

There is no initial sales charge on Class A share purchases of $1 million or more. However, your financial intermediary may receive a commission of up to 1% on your purchase. Although you pay no front-end sales charge when you buy Class C shares, the funds' distributor pays a sales commission of 1.00% of the amount invested to intermediaries selling Class C shares.

12b-1 Fees

The funds' distributor uses the 12b-1 shareholder servicing fee to compensate financial intermediaries for administrative services performed on behalf of the intermediaries' customers. These intermediaries receive shareholder servicing fees of 0.25% of a fund's Class A share and 0.15% of a fund's Class C share average daily net assets attributable to shares sold through them. For Class A shares, the distributor begins to pay shareholder servicing fees to these intermediaries immediately after you purchase shares. For Class C shares, the distributor begins to pay shareholder servicing fees to these intermediaries one year after you purchase shares, but only if you continue to hold the shares at that time. In both cases, the intermediaries continue to receive these fees for as long as you hold fund shares.

The funds' distributor uses the 12b-1 distribution fee to compensate financial intermediaries for the sale of fund shares to their customers. The funds' distributor pays intermediaries that sell Class C shares a 0.50% annual distribution fee beginning one year after the shares are sold.

Additional Payments to Financial Intermediaries

The advisor and/or the distributor may pay additional compensation to financial intermediaries out of their own resources to selected intermediaries for the purposes of promoting the sale of fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. The amounts of these payments could be significant, and may create an incentive for the intermediary or its representatives to recommend or offer shares of the funds to you. The intermediary may elevate the prominence or profile of the funds within the intermediary's organization by, for example, placement on a list of preferred or recommended funds, and/or granting the advisor and/or the distributor preferential or enhanced opportunities to promote the funds in various ways within the intermediary's organization. These payments are not reflected in the fees and expenses listed in the "Fund Summaries" section of the prospectus because they are not paid by the funds.

These payments are negotiated and may be based on such factors as the number or value of First American Fund shares that the intermediary sells or may sell; the value of the assets invested in the First American Funds by the intermediary's customers; the type and nature of services or support furnished by the intermediary; and/or other measures as determined from time to time by the advisor and/or distributor. Such payments are generally asset based but also may include the payment of a lump sum for services provided. In addition, the advisor and/or the distributor may make payments to reimburse selected intermediaries for items such as ticket charges (i.e., fees that an intermediary charges its representatives for effecting transactions in fund shares), operational charges, literature printing and/or distribution costs, and networking fees.

The advisor and/or distributor may make other payments or allow other promotional incentives to financial intermediaries to the extent permitted by SEC and FINRA rules and by other applicable laws and regulations.

You can ask your financial intermediary for information about any payments it receives from the advisor and/or the distributor and from the funds, and any services your intermediary provides, as well as about fees and/or commissions your intermediary charges. You can also find more details about payments made by the advisor, and/or the distributor in the funds' SAI.

PURCHASE, REDEMPTION, AND EXCHANGE PROCEDURES

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

As a result, when you open an account, we will ask for your name, permanent street address, date of birth, and social security or taxpayer identification number. Addresses containing a P.O. Box only will not be accepted. We may also ask for other identifying documents or information.


                                    19
                    Prospectus - First American Tax Free Income Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares continued


Purchasing Class A and Class C Shares

You can become a shareholder in any of the funds by making the following minimum initial or additional investments.

                                  Minimum       Minimum
                                  Initial     Additional
Account Types                   Investment    Investment
--------------------------------------------------------
Uniform Gift to Minors Act
(UGMA)/Uniform Transfers to
Minors Act (UTMA) accounts        $  500         $ 25
All other accounts                $1,000         $100


The funds reserve the right to waive or lower purchase minimums under certain circumstances and to reject any purchase order. As of January 1, 2009, the minimum initial investment will increase to $2,500 for all accounts and additional investments will be allowed for as little as $100 for all accounts.

By Phone. You can purchase shares by calling your financial intermediary, if it has a sales agreement with the funds' distributor. Once the initial minimum investment has been made, you can also place purchase orders in amounts equal to or greater than the minimum additional investment amount for your account type by calling Investor Services at 800 677-FUND. Funds will be transferred electronically from your bank account through the Automated Clearing House (ACH) network. Before making a purchase by electronic funds transfer, you must submit a new account form to the funds and elect this option. Be sure to include all of your banking information on the form.

By Wire. You can purchase shares by making a wire transfer from your bank. Before making an initial investment by wire, you must submit a new account form to the funds. After receiving your form, a service representative will contact you with your account number and wiring instructions. Your order will be priced at the next NAV, or public offering price as applicable based on your share class, calculated after the funds' custodian receives your payment by wire. Before making any additional purchases by wire, you should call Investor Services at 800 677-FUND. You cannot purchase shares by wire on days when federally chartered banks are closed.

By Mail. To purchase shares by mail, simply complete and sign a new account form, enclose a check made payable to the fund you wish to invest in, and mail both to:

REGULAR U.S. MAIL:            OVERNIGHT EXPRESS MAIL:
--------------------------    --------------------------
First American Funds          First American Funds
P.O. Box 3011                 615 East Michigan Street
Milwaukee, WI 53201-3011      Milwaukee, WI 53202


After you have established an account, you may continue to purchase shares by mailing your check to First American Funds at the same address.

Please note the following:

- All purchases must be drawn on a bank located within the United States and payable in U.S. dollars to First American Funds.

- Cash, money orders, cashier's checks in amounts less than $10,000, third-party checks, Treasury checks, credit card checks, traveler's checks, starter checks, and credit cards will not be accepted. We are unable to accept post dated checks, post dated on time bill pay checks, or any conditional order or payment.

- If a check or ACH transaction does not clear your bank, the funds reserve the right to cancel the purchase, and you may be charged a fee of $25 per check or transaction. You could be liable for any losses or fees incurred by the fund as a result of your check or ACH transaction failing to clear.

By Systematic Investment Plan. To purchase shares as part of a savings discipline, you may add to your investment on a regular basis:

- by having $100 or more ($25 for a retirement plan or a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account) automatically withdrawn from your bank account on a periodic basis and invested in fund shares, or

- through automatic monthly exchanges of your fund into another First American fund of the same class.

You may apply for participation in either of these programs through your financial intermediary or by calling Investor Services at 800 677-FUND.

Redeeming Class A and Class C Shares

When you redeem shares, the proceeds are normally sent on the next business day, but in no event more than seven days, after your request is received in proper form.

By Phone. If you purchased shares through a financial intermediary, simply call them to redeem your shares.

If you did not purchase shares through a financial intermediary, you may redeem your shares by calling Investor Services at 800 677-FUND. Proceeds can be wired to your bank account (if you have previously supplied your bank account information to the fund) or sent to you by check. The funds charge a $15 fee for wire redemptions, but have the right to waive this fee for shares redeemed through certain financial intermediaries and by certain individuals. Proceeds also can be sent directly to your bank or brokerage account via electronic funds transfer if your bank or brokerage firm is a member of the ACH network. Credit is usually available within 2-3 business days. The First American Funds reserve the right to limit telephone redemptions to $50,000 per account per day.


                                    20
                    Prospectus - First American Tax Free Income Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares continued


If you recently purchased your shares by check or through the ACH network, proceeds from the sale of those shares may not be available until your check or ACH payment has cleared, which may take up to 15 calendar days from the date of purchase.

By Mail. To redeem shares by mail, send a written request to your financial intermediary, or to the fund at the following address:

REGULAR U.S. MAIL:            OVERNIGHT EXPRESS MAIL:
--------------------------    --------------------------
First American Funds          First American Funds
P.O. Box 3011                 615 East Michigan Street
Milwaukee, WI 53201-3011      Milwaukee, WI 53202


Your request should include the following information:

- name of the fund

- account number

- dollar amount or number of shares redeemed

- name on the account

- signatures of all registered account owners

After you have established your account, signatures on a written request must be guaranteed if:

- you would like redemption proceeds to be paid to any person, address, or bank account other than that on record.

- you would like the redemption check mailed to an address other than the address on the fund's records, or you have changed the address on the fund's records within the last 30 days.

- your redemption request is in excess of $50,000.

- bank information related to an automatic investment plan, telephone purchase or telephone redemption is changed.

In addition to the situations described above, the funds reserve the right to require a signature guarantee in other instances based on the circumstances of a particular situation.

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange may guarantee signatures. Call your financial intermediary to determine if it has this capability. A notary public is not an acceptable signature guarantor.

Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.

By Wire. You can call or write to have redemption proceeds sent to a bank account. See the policies for redeeming shares by phone or by mail. Before requesting to have redemption proceeds sent to a bank account, please make sure the funds have your bank account information on file. If the funds do not have this information, you will need to send written instructions with your bank's name and a voided check or pre-printed savings account deposit slip. You must provide written instructions signed by all fund and bank account owners, and each individual must have their signature guaranteed.

By Systematic Withdrawal Plan. If your account has a value of $5,000 or more, you may redeem a specific dollar amount from your account on a regular basis. You may set up systematic withdrawals when you complete a new account form or by calling your financial intermediary.

You should not make systematic withdrawals if you plan to continue investing in a fund, due to sales charges and tax liabilities.

Exchanging Class A and Class C Shares

If your investment goals or your financial needs change, you may move from one First American Fund to another First American Fund. There is no fee to exchange shares.

Generally, you may exchange your shares only for the same class of shares of the other fund, with certain exceptions, including:

- You may exchange your Class A shares for Class Y shares of the same or another First American Fund if you subsequently become eligible to purchase Class Y shares.

- If you are no longer eligible to hold Class Y shares, you may exchange your shares for Class A shares at net asset value. Class A shares have higher expenses than Class Y shares.

Exchanges are made based on the net asset value per share of each fund at the time of the exchange. When you exchange your Class A shares of one of the funds for Class A shares of another First American Fund, you do not have to pay a sales charge. When you exchange your Class C shares for Class C shares of another First American Fund, the time you held the shares of the "old" fund will be added to the time you hold the shares of the "new" fund for purposes of determining your CDSC.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges that are deemed to constitute short-term trading. See "Additional Information on Purchasing, Redeeming and Exchanging Shares -- Short-Term Trading of Fund Shares" below.

By Phone. If both funds have identical shareholder registrations, you may exchange shares by calling your financial intermediary or by calling the funds directly at 800 677-FUND.

By Mail. To exchange shares by written request, please follow the procedures under "Redeeming Class A and Class C Shares" above. Be sure to include the names of both funds involved in the exchange.


                                    21
                    Prospectus - First American Tax Free Income Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares continued


By Systematic Exchange Plan. You may add to your investment on a regular basis through automatic monthly exchanges of one First American fund into another First American fund of the same class. You may apply for participation in this program through your financial intermediary or by calling Investor Services at 800 677-FUND.

Purchasing, Redeeming, and Exchanging Class Y Shares

You may purchase or redeem shares by calling your financial intermediary. When purchasing shares, payment must be made by wire transfer, which can be arranged by your financial intermediary. You cannot purchase shares by wire on days when federally chartered banks are closed. The funds reserve the right to impose minimum investment amounts on clients of financial intermediaries that charge the funds or the advisor transaction or recordkeeping fees.

If the fund or an authorized financial intermediary receives your redemption request by 3:00 p.m. Central time, payment of your redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.

Exchanging Class Y Shares. If your investment goals or your financial needs change, you may exchange your shares for Class Y shares of another First American Fund. Exchanges are made at the net asset value per share of each fund at the time of the exchange. There is no fee to exchange shares. If you are no longer eligible to hold Class Y shares, you may exchange your shares for Class A shares at net asset value. Class A shares have higher expenses than Class Y shares.

To exchange your shares, call your financial intermediary.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges that are deemed to constitute short-term trading. See "Additional Information on Purchasing, Redeeming and Exchanging Shares -- Short-Term Trading of Fund Shares" below.

Systematic Transactions. You may add to your investment, or redeem a specific dollar amount from your account, on a regular, automatic basis through a systematic investment or withdrawal plan. You may also move from one First American Fund to another First American Fund of the same class on a regular basis through automatic monthly exchanges. You may apply for participation in these programs through your financial intermediary.

You should not make systematic withdrawals if you plan to continue investing in a fund, due to sales charges and tax liabilities.

ADDITIONAL INFORMATION ON PURCHASING, REDEEMING, AND EXCHANGING SHARES

Calculating Net Asset Value

The funds generally calculate their NAV as of 3:00 p.m. Central time every day the New York Stock Exchange is open. The fund does not calculate its NAV on national holidays, or any other days, on which the NYSE is closed for trading.

A fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. Security valuations for the funds' investments are furnished by one or more independent pricing services that have been approved by the funds' board of directors. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using procedures approved by the funds' board of directors. Under these procedures, fair values are generally determined by a pricing committee appointed by the board of directors. The types of securities for which such fair value pricing might be required include, but are not limited to:

- Securities where an event occurs after the close of the market in which such security principally trades, but before NAV is determined, that will affect the value of such security, or the closing value is otherwise deemed unreliable;

- Securities whose trading has been halted or suspended;

- Fixed-income securities that have gone into default and for which there is no current market value quotation; and

- Securities with limited liquidity, including certain high-yield securities or securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV per share.

Short-Term Trading of Fund Shares

The funds discourage purchases and redemptions of their shares in response to short-term fluctuations in the securities markets. The funds' board of directors has adopted policies and procedures designed to detect and deter short-term trading in the funds' shares that may disadvantage long-term fund shareholders. These policies are described below. The funds will not knowingly accommodate trading in the funds' shares in violation of these policies.

Risks Associated with Short-Term Trading. Short-term trading in a fund's shares, particularly in larger amounts, may be detrimental to long-term shareholders of the fund. Depending on various factors, including the size of a fund, the

                                    22
                    Prospectus - First American Tax Free Income Funds

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Purchasing, Redeeming, and Exchanging Shares continued



amount of assets the fund typically maintains in cash or cash equivalents, the dollar amount and number and frequency of trades, and the types of securities in which the fund typically invests, short-term trading may interfere with the efficient management of the fund's portfolio, increase the fund's transaction costs, administrative costs and taxes, and/or impact the fund's performance.

In addition, the nature of a fund's portfolio holdings may allow a shareholder engaging in a short-term trading strategy to take advantage of possible delays between the change in the value of a fund's portfolio holdings and the reflection of that change in the net asset value of the fund's shares. Such a delay may occur in funds that have significant investments in foreign securities, where the value of those securities is established some time before the fund calculates its own share price, or in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. This type of short-term trading is sometimes referred to as "arbitrage market timing," and there is the possibility that such trading may dilute the value of fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices.

Short-Term Trading Policies. The funds' advisor monitors trading in fund shares in an effort to identify short-term trading activity that may disadvantage long-term shareholders. Only transactions that exceed a certain dollar threshold that has been determined to be potentially disruptive to the management of a fund are subject to monitoring. It is the policy of the funds to permit no more than one round trip by an investor during any 90-calendar-day period. A round trip is defined as a purchase into or redemption out of a fund (including purchases or redemptions accomplished by an exchange) paired with an opposite direction redemption out of or purchase into the same fund within 10 calendar days, in a dollar amount that exceeds the monitoring threshold. If the advisor determines that a shareholder has made more than one round trip during any 90-calendar-day period, the shareholder conducting such trading will, in less serious instances, be given an initial warning to discontinue such trading. In more serious instances (generally involving larger dollar amounts), or in the case of a second violation after an initial warning has been given, the shareholder may be temporarily or permanently barred from making future purchases into one or all of the funds or, alternatively, the funds may limit the amount, number or frequency of any future purchases and/or the method by which the shareholder may request future purchases (including purchases by an exchange or transfer between a fund and any other fund). In addition to the foregoing sanctions, the funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the rejection of purchase orders and the revocation of exchange privileges, and in considering which sanctions to impose, the funds may consider an investor's trading history in any of the First American Funds, in non-First American mutual funds, or in accounts under a person's common ownership or control.

Certain transactions are not subject to the funds' short-term trading policies. These include transactions such as systematic redemptions and purchases; retirement plan contributions, loans and distributions (including hardship withdrawals); purchase transactions involving transfers of assets, rollovers, Roth IRA conversions and IRA re-characterizations; regular portfolio re-balancings in fee-based programs of registered investment advisors, financial planners and registered broker-dealers; and similar transactions.

Fund shares are frequently held through omnibus account arrangements, whereby a broker-dealer, investment advisor, retirement plan sponsor or other financial intermediary maintains an omnibus account with a fund for trading on behalf of its customers. The funds generally seek to apply their short-term trading policies and procedures to these omnibus account arrangements, and monitor trading activity at the omnibus account level to attempt to identify disruptive trades. Under agreements that the funds (or the funds' distributor) have entered into with intermediaries, the funds may request transaction information from intermediaries at any time in order to determine whether there has been short-term trading by the intermediaries' customers. The funds will request that the intermediary provide additional account level detail (or participant level detail in the case of retirement plans) to the funds if more than one round trip in any 90 day period is detected at the omnibus or plan level and such round trips appear to be (a) attributable to an individual shareholder or plan participant and (b) potentially detrimental to the respective fund and its shareholders based on such factors as the time between transactions, the size of the transactions and the type of fund involved. If short-term trading is detected at the individual account or participant level, the funds will request that the intermediary take appropriate action to curtail the activity. If the intermediary does not take action, the funds will take such steps as are reasonably practicable to curtail the excessive trading, including terminating the relationship with the intermediary if necessary. An intermediary may apply its own short-term trading policies and procedures, which may be more or less restrictive than the funds' policies and procedures. If you purchase or sell fund shares through an intermediary, you should contact them to determine whether they impose different requirements or restrictions.

Telephone Transactions

The funds and their agents will not be responsible for any losses that may result from acting on wire or telephone instructions that they reasonably believe to be genuine. The funds and their agents will each follow reasonable procedures to confirm that instructions received by telephone are genuine, which may include taping telephone conversations.


                                    23
                    Prospectus - First American Tax Free Income Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares continued


Once a telephone transaction has been placed, it cannot be canceled or modified.

It may be difficult to reach the funds by telephone during periods of unusual market activity. If you are unable to reach the funds or their agents by telephone, please consider sending written instructions.

Accounts with Low Balances

The funds reserve the right to liquidate or assess a low balance fee to any account holding a balance that is less than the account balance minimum of $500 for any reason, including market fluctuation.

Annually, on or about the second Wednesday of August, the funds will assess a $15 low balance fee to certain retirement accounts, education savings plans, and UGMA/UTMA accounts that have balances under the account balance minimum. At the same time, other accounts with balances under the account balance minimum will be liquidated, with proceeds being mailed to the address of record. Shareholders will receive a communication reminding them of this scheduled action in their second quarter account statements, thereby providing time to ensure that balances are at or above the account balance minimum prior to the assessment of the low balance fee or liquidation of low balance accounts.


Redemption in Kind

Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on a fund and its remaining shareholders, if you redeem more than $250,000 of a fund's assets within a 30-day period, each fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of securities from the fund's portfolio instead of cash. The advisor will value these securities in accordance with the pricing methods employed to calculate the fund's net asset value per share. If you receive redemption proceeds in kind, you should expect to incur transaction costs upon disposition of the securities received in the redemption. In addition, you will bear the market risk associated with these securities until their disposition.



                                    24
                    Prospectus - First American Tax Free Income Funds

Policies and Services
Managing Your Investment

STAYING INFORMED

Shareholder Reports

Shareholder reports are mailed twice a year. They include financial statements and performance information, and, on an annual basis, a message from your portfolio managers and the report of independent registered public accounting firm.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 800 677-FUND.

Statements and Confirmations

Statements summarizing activity in your account are mailed quarterly. Confirmations generally are mailed following each purchase or sale of fund shares, but some transactions, such as systematic purchases and dividend reinvestments, are reported on your account statement. Generally, the funds do not send statements for shares held in a brokerage account or to individuals who have their shares held in an omnibus account, such as retirement plan participants. Please review your statements and confirmations as soon as you receive them and promptly report any discrepancies to your financial intermediary or to Investor Services at 800 677-FUND.

DIVIDENDS AND DISTRIBUTIONS

Dividends from a fund's net investment income are declared daily and paid monthly. Any capital gains are distributed at least once each year. If you place a purchase order or an exchange order for fund shares by the time the fund determines its NAV, you will begin to accrue dividends on the next business day.

Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American Fund or paid in cash. This request may be made on your new account form, by contacting your financial intermediary, or by calling Investor Services at 800 677-FUND. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, or if a distribution check remains uncashed for six months, the undelivered or uncashed distributions and all future distributions will be reinvested in fund shares at the current NAV.

TAXES

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the SAI. However, because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

Federal Taxes on Distributions

Each fund intends to meet certain federal tax requirements so that distributions of tax-exempt interest income may be treated as "exempt-interest dividends." These dividends are not subject to regular federal income tax. However, each fund may invest up to 20% of its net assets in municipal securities the interest on which is subject to the federal alternative minimum tax. Any portion of exempt-interest dividends attributable to interest on these securities may increase some shareholders' alternative minimum tax. The funds expect that their distributions will consist primarily of exempt-interest dividends. Tax Free Fund's exempt-interest dividends generally will be subject to state or local income taxes.

Distributions paid from any interest income that is not tax-exempt and from any net realized capital gains will be taxable whether you reinvest those distributions or take them in cash. Distributions paid from taxable interest income will be taxed as ordinary income and not as "qualifying dividends" that are taxed at the same rate as long-term capital gains. Distributions of a fund's net long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares.

Federal Taxes on Transactions

The sale of fund shares, or the exchange of one fund's shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

If, in redemption of his or her shares, a shareholder receives a distribution of securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.

State Taxes on Distributions

Arizona Income Taxation. Dividends paid by Arizona Tax Free Fund will be exempt from Arizona income taxes for individuals, trust, estates, and corporations to the extent they are derived from interest on Arizona municipal securities.

California Income Taxation. California Tax Free Fund intends to comply with certain state tax requirements so that dividends it pays that are attributable to interest on California municipal securities will be excluded from the California taxable income of individuals, trusts, and estates. To meet these requirements, at least 50% of the value of the fund's total assets

                                    25
                    Prospectus - First American Tax Free Income Funds

Policies and Services
Managing Your Investment continued



must consist of obligations which pay interest that is exempt from California personal income tax. Exempt-interest dividends are not excluded from the California taxable income of corporations and financial institutions. In addition, dividends derived from interest paid on California municipal bonds (including securities treated for federal purposes as private activity bonds) will not be subject to the alternative minimum tax that California imposes on individuals, trusts, and estates.

Colorado Income Taxation. Dividends paid by Colorado Tax Free Fund will be exempt from Colorado income taxes for individuals, trusts, estates, and corporations to the extent that they are derived from interest on Colorado municipal securities. In addition, dividends derived from interest on Colorado municipal securities (including securities treated for federal purposes as private activity bonds) will not be subject to the alternative minimum tax that Colorado imposes on individuals, trusts, and estates.

Minnesota Income Taxation. Minnesota Tax Free Fund intends to comply with certain state tax requirements so that dividends it pays that are attributable to interest on Minnesota municipal securities will be excluded from the Minnesota taxable net income of individuals, estates, and trusts. To meet these requirements, at least 95% of the exempt-interest dividends paid by the fund must be derived from interest income on Minnesota municipal securities. A portion of the fund's dividends may be subject to the Minnesota alternative minimum tax. Exempt-interest dividends are not excluded from the Minnesota taxable income of corporations and financial institutions.

Missouri Income Taxation. Dividends paid by Missouri Tax Free Fund will be exempt from Missouri income taxes for individuals, estates, trusts, and corporations to the extent they are derived from interest on Missouri municipal obligations.

Nebraska Income Taxation. Dividends paid by Nebraska Tax Free Fund will be exempt from Nebraska income taxes for individuals, trusts, estates, and corporations to the extent they are derived from interest on Nebraska municipal obligations. A portion of the fund's dividends may be subject to the Nebraska minimum tax.

Ohio Income Taxation. Dividends paid by Ohio Tax Free Fund will be exempt from Ohio income taxes for individuals, trusts, estates, and corporations to the extent they are derived from interest on Ohio municipal obligations.

More information about tax considerations that may affect the funds and their shareholders appears in the funds' SAI.



                                    26
                    Prospectus - First American Tax Free Income Funds

Additional Information
Management

FAF Advisors, Inc. is the funds' investment advisor. FAF Advisors provides investment management services to individuals and institutions, including corporations, foundations, pensions, and retirement plans. As of September 30, 2008, FAF Advisors had more than $99 billion in assets under management, including investment company assets of more than $86 billion. As investment advisor, FAF Advisors manages the funds' business and investment activities, subject to the authority of the funds' board of directors.

Each fund pays the investment advisor a monthly management fee for providing investment advisory services. The table below reflects management fees paid to the investment advisor, after taking into account any fee waivers, for the funds' most recently completed fiscal year.

                                       Management fee
                                    as a % of average
                                     daily net assets
-----------------------------------------------------
ARIZONA TAX FREE FUND                      0.00%
CALIFORNIA TAX FREE FUND                   0.00%
COLORADO TAX FREE FUND                     0.00%
MINNESOTA TAX FREE FUND                    0.35%
MISSOURI TAX FREE FUND                     0.35%
NEBRASKA TAX FREE FUND                     0.00%
OHIO TAX FREE FUND                         0.00%
TAX FREE FUND                              0.42%
-----------------------------------------------------


A discussion regarding the basis for the board's approval of the funds' investment advisory agreement appears in the funds' annual report to shareholders for the fiscal year ended June 30, 2008.

Direct Correspondence to:

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

Investment Advisor

FAF Advisors, Inc.
800 Nicollet Mall
Minneapolis, MN 55402

Distributor

Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

ADDITIONAL COMPENSATION

FAF Advisors, U.S. Bank National Association (U.S. Bank) and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the First American Funds. As described above, FAF Advisors receives compensation for acting as the funds' investment advisor. FAF Advisors, U.S. Bank and their affiliates also receive compensation in connection with the following:

Custody Services. U.S. Bank provides custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.005% of each fund's average daily net assets.

Administration Services. FAF Advisors and its affiliate, U.S. Bancorp Fund Services, LLC (Fund Services), act as the funds' administrator and sub-administrator, respectively, providing administration services that include general administrative and accounting services, blue sky services and shareholder services. For such services, each fund pays FAF Advisors the fund's pro rata portion of up to 0.25% of the aggregate average daily net assets of all open-end funds in the First American family of funds. FAF Advisors pays Fund Services a portion of its fee, as agreed to from time to time. In addition to these fees, the funds may reimburse FAF Advisors for any out-of-pocket expenses incurred in providing administration services.

Transfer Agency Services. Fund Services provides transfer agency and dividend disbursing services, as well as certain shareholder services, to the funds. Fund Services receives fees for transfer agency and dividend disbursing services on a per shareholder account basis, subject to a minimum per share class fee. In addition, the funds may reimburse Fund Services for any out-of-pocket expenses incurred in providing transfer agency services.

Distribution Services. Quasar Distributors, LLC (Quasar), an affiliate of FAF Advisors, receives distribution and shareholder servicing fees for acting as the funds' distributor.

Other Compensation. To the extent that fund shares are held through U.S. Bank or its broker-dealer affiliate, U.S. Bancorp Investments, Inc., those entities may receive distribution and/or shareholder servicing fees from the funds' distributor as well as other payments from the funds' distributor and/or advisor as described above under "Policies and Services -- Purchasing, Redeeming, and Exchanging Shares -- Additional Payments to Financial Intermediaries."


                                    27
                    Prospectus - First American Tax Free Income Funds

Additional Information
Management continued


PORTFOLIO MANAGEMENT

The portfolio managers primarily responsible for the funds' management are set forth below, followed by the portfolio managers' biographies.

Arizona Tax Free Fund. Michael S. Hamilton has served as the primary portfolio manager for the fund since June 2007 and Douglas J. White has co-managed the fund since February 2000.

California Tax Free Fund. Christopher L. Drahn has served as the primary portfolio manager for the fund since May 2005, and prior to that he co-managed the fund from February 2000 to May 2005. Michael S. Hamilton has co-managed the fund since May 2005, and prior to that he served as the primary portfolio manager for the fund from December 2002 to May 2005.

Colorado Tax Free Fund. Christopher L. Drahn has served as the primary portfolio manager for the fund since June 2007, and, prior to that, co-managed the fund since February 2000. Michael L. Welle has co-managed the fund since June 2007.

Minnesota Tax Free Fund. Douglas J. White has served as the primary portfolio manager for the fund since July 1988 and Christopher L. Drahn has co-managed the fund since February 2001.

Missouri Tax Free Fund. Christopher L. Drahn has served as the primary portfolio manager for the fund since December 2002 and Douglas J. White has co-managed the fund since September 2001.

Nebraska Tax Free Fund. Michael L. Welle has served as the primary portfolio manager for the fund since June 2007 and Christopher L. Drahn has co-managed the fund since February 2001.


Ohio Tax Free Fund. Michael S. Hamilton has served as the primary portfolio manager for the fund since December 2002 and Christopher L. Drahn has co-managed the Fund since April 2002.

Tax Free Fund. Douglas J. White has served as the primary portfolio manager for the fund since September 2001 and Christopher L. Drahn has co-managed the fund since June 2007.

PORTFOLIO MANAGER BIOGRAPHIES

Christopher L. Drahn, CFA, Senior Fixed-Income Portfolio Manager, entered the financial services industry when he joined FAF Advisors in 1980.

Michael S. Hamilton, Senior Fixed-Income Portfolio Manager, entered the financial services industry when he joined FAF Advisors in 1989.

Michael L. Welle, CFA, Fixed-Income Trader, Portfolio Manager, entered the financial services industry when he joined FAF Advisors in 1992.

Douglas J. White, CFA, Head of Tax Exempt Fixed Income, entered the financial services industry in 1983 and joined FAF Advisors in 1987.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the funds.


                                    28
                    Prospectus - First American Tax Free Income Funds

Additional Information
Financial Highlights

The tables that follow present performance information about the Class A, Class C, and Class Y shares of each fund. This information is intended to help you understand each fund's financial performance for the past five years or, if shorter, the period of the fund's operations. Some of this information reflects financial results for a single fund share held throughout the period. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, excluding sales charges and assuming you reinvested all of your dividends and distributions.

The information below has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the funds' financial statements, is included in the funds' annual report, which is available upon request.

Arizona Tax Free Fund


                                                       Fiscal year
                                                          ended             Fiscal period       Fiscal year ended September
                                                         June 30,               ended                       30,
CLASS A SHARES                                       2008       2007      June 30, 2006(1)      2005       2004        2003
----------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                $10.79     $10.85          $11.19          $11.42     $11.33     $ 11.41
                                                    ------     ------          ------          ------     ------     -------
Investment Operations:
 Net Investment Income                                0.45       0.46            0.33            0.46       0.49        0.46
 Realized and Unrealized Gains (Losses) on
  Investments                                        (0.33)     (0.01)          (0.25)          (0.07)      0.12       (0.06)
                                                    ------     ------          ------          ------     ------     -------
 Total From Investment Operations                     0.12       0.45            0.08            0.39       0.61        0.40
                                                    ------     ------          ------          ------     ------     -------

Less Distributions:
 Dividends (from net investment income)              (0.45)     (0.45)          (0.33)          (0.49)     (0.47)      (0.45)
 Distributions (from net realized gains)             (0.03)     (0.06)          (0.09)          (0.13)     (0.05)      (0.03)
                                                    ------     ------          ------          ------     ------     -------
 Total Distributions                                 (0.48)     (0.51)          (0.42)          (0.62)     (0.52)      (0.48)
                                                    ------     ------          ------          ------     ------     -------
Net Asset Value, End of Period                      $10.43     $10.79          $10.85          $11.19     $11.42     $ 11.33
                                                    ======     ======          ======          ======     ======     =======
Total Return(2)                                       1.10%      4.12%           0.73%           3.49%      5.50%       3.61%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                     $6,705     $8,359          $9,041          $9,547     $9,008     $11,928
Ratio of Expenses to Average Net Assets               0.75%      0.75%           0.75%           0.75%      0.75%       0.75%
Ratio of Net Investment Income to Average Net
 Assets                                               4.20%      4.11%           4.02%           4.14%      4.16%       4.03%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                  1.63%      1.64%           1.47%           1.18%      1.12%       1.09%
Ratio of Net Investment Income to Average Net
 Assets (excluding waivers)                           3.32%      3.22%           3.30%           3.71%      3.79%       3.69%
Portfolio Turnover Rate                                 30%        25%             47%             20%        21%         37%
----------------------------------------------------------------------------------------------------------------------------


(1)For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                    29
                    Prospectus - First American Tax Free Income Funds

Additional Information
Financial Highlights continued


Arizona Tax Free Fund  (CONTINUED)




                                                      Fiscal year
                                                         ended           Fiscal period         Fiscal year ended September
                                                       June 30,              ended                         30,
CLASS C SHARES                                      2008      2007     June 30, 2006(1)       2005        2004        2003
---------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period               $10.78    $10.84         $11.18           $11.41      $11.31      $11.40
                                                   ------    ------         ------           ------      ------      ------
Investment Operations:
 Net Investment Income                               0.41      0.41           0.30             0.42        0.43        0.42
 Realized and Unrealized Gains (Losses) on
  Investments                                       (0.34)    (0.01)         (0.25)           (0.08)       0.14       (0.08)
                                                   ------    ------         ------           ------      ------      ------
 Total From Investment Operations                    0.07      0.40           0.05             0.34        0.57        0.34
                                                   ------    ------         ------           ------      ------      ------

Less Distributions:
 Dividends (from net investment income)             (0.41)    (0.40)         (0.30)           (0.44)      (0.42)      (0.40)
 Distributions (from net realized gains)            (0.03)    (0.06)         (0.09)           (0.13)      (0.05)      (0.03)
                                                   ------    ------         ------           ------      ------      ------
 Total Distributions                                (0.44)    (0.46)         (0.39)           (0.57)      (0.47)      (0.43)
                                                   ------    ------         ------           ------      ------      ------
Net Asset Value, End of Period                     $10.41    $10.78         $10.84           $11.18      $11.41      $11.31
                                                   ======    ======         ======           ======      ======      ======
Total Return(2)                                      0.61%     3.71%          0.42%            3.08%       5.17%       3.10%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                    $1,376    $1,541         $1,358           $1,628      $1,588      $1,857
Ratio of Expenses to Average Net Assets              1.15%     1.15%          1.15%            1.15%       1.15%       1.15%
Ratio of Net Investment Income to Average Net
 Assets                                              3.79%     3.70%          3.62%            3.74%       3.76%       3.63%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                 2.03%     2.12%          2.22%            1.93%       1.87%       1.84%
Ratio of Net Investment Income to Average Net
 Assets (excluding waivers)                          2.91%     2.73%          2.55%            2.96%       3.04%       2.94%
Portfolio Turnover Rate                                30%       25%            47%              20%         21%         37%
---------------------------------------------------------------------------------------------------------------------------


(1)For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                                       Fiscal year
                                                          ended              Fiscal period       Fiscal year ended September
                                                        June 30,                 ended                       30,
CLASS Y SHARES                                       2008        2007      June 30, 2006(1)       2005       2004       2003
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period               $ 10.80     $ 10.85          $ 11.19         $ 11.43     $11.33     $11.41
                                                   -------     -------          -------         -------     ------     ------
Investment Operations:
 Net Investment Income                                0.47        0.48             0.35            0.50       0.50       0.48
 Realized and Unrealized Gains (Losses) on
  Investments                                        (0.33)         --            (0.25)          (0.09)      0.15      (0.06)
                                                   -------     -------          -------         -------     ------     ------
 Total From Investment Operations                     0.14        0.48             0.10            0.41       0.65       0.42
                                                   -------     -------          -------         -------     ------     ------
Less Distributions:
 Dividends (from net investment income)              (0.48)      (0.47)           (0.35)          (0.52)     (0.50)     (0.47)
 Distributions (from net realized gains)             (0.03)      (0.06)           (0.09)          (0.13)     (0.05)     (0.03)
                                                   -------     -------          -------         -------     ------     ------
 Total Distributions                                 (0.51)      (0.53)           (0.44)          (0.65)     (0.55)     (0.50)
                                                   -------     -------          -------         -------     ------     ------
Net Asset Value, End of Period                     $ 10.43     $ 10.80          $ 10.85         $ 11.19     $11.43     $11.33
                                                   =======     =======          =======         =======     ======     ======
Total Return(2)                                       1.26%       4.48%            0.92%           3.65%      5.85%      3.86%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                    $17,522     $19,329          $15,614         $14,035     $9,520     $9,244
Ratio of Expenses to Average Net Assets               0.50%       0.50%            0.50%           0.50%      0.50%      0.50%
Ratio of Net Investment Income to Average Net
 Assets                                               4.45%       4.36%            4.27%           4.39%      4.42%      4.28%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                  1.38%       1.39%            1.22%           0.93%      0.87%      0.84%
Ratio of Net Investment Income to Average Net
 Assets (excluding waivers)                           3.57%       3.47%            3.55%           3.96%      4.05%      3.94%
Portfolio Turnover Rate                                 30%         25%              47%             20%        21%        37%
-----------------------------------------------------------------------------------------------------------------------------


(1)For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(2)Total return would have been lower had certain expenses not been waived.


                                    30
                    Prospectus - First American Tax Free Income Funds

Additional Information
Financial Highlights continued


California Tax Free Fund


                                                 Fiscal year
                                                    ended                 Fiscal period
                                                   June 30,                   ended              Fiscal year ended September 30,
CLASS A SHARES                                2008          2007        June 30, 2006(1)         2005         2004          2003
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period        $ 10.98       $ 10.96            $ 11.24           $ 11.40       $11.40       $ 11.63
                                            -------       -------            -------           -------       ------       -------
Investment Operations:
 Net Investment Income                         0.46          0.45               0.33              0.44         0.46          0.47
 Realized and Unrealized Gains
  (Losses) on Investments                     (0.23)         0.06              (0.26)            (0.05)        0.08         (0.16)
                                            -------       -------            -------           -------       ------       -------
 Total From Investment Operations              0.23          0.51               0.07              0.39         0.54          0.31
                                            -------       -------            -------           -------       ------       -------
Less Distributions:
 Dividends (from net investment
  income)                                     (0.46)        (0.45)             (0.33)            (0.44)       (0.46)        (0.47)
 Distributions (from net realized
  gains)                                      (0.04)        (0.04)             (0.02)            (0.11)       (0.08)        (0.07)
                                            -------       -------            -------           -------       ------       -------
 Total Distributions                          (0.50)        (0.49)             (0.35)            (0.55)       (0.54)        (0.54)
                                            -------       -------            -------           -------       ------       -------
Net Asset Value, End of Period              $ 10.71       $ 10.98            $ 10.96           $ 11.24       $11.40       $ 11.40
                                            =======       =======            =======           =======       ======       =======
Total Return(2)                                2.11%         4.62%              0.63%             3.50%        4.93%         2.85%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)             $12,076       $11,375            $10,783           $11,888       $9,513       $11,143
Ratio of Expenses to Average Net
 Assets                                        0.67%         0.75%              0.75%             0.75%        0.75%         0.75%
Ratio of Net Investment Income to
 Average
 Net Assets                                    4.19%         4.00%              3.99%             3.88%        4.03%         4.16%
Ratio of Expenses to Average Net
 Assets (excluding waivers)                    1.46%         1.46%              1.34%             1.15%        1.09%         1.08%
Ratio of Net Investment Income to
 Average
 Net Assets (excluding waivers)                3.40%         3.29%              3.40%             3.48%        3.69%         3.83%
Portfolio Turnover Rate                          45%           36%                24%               14%          16%           20%
---------------------------------------------------------------------------------------------------------------------------------


(1)For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                                  Fiscal year
                                                     ended                Fiscal period
                                                    June 30,                  ended             Fiscal year ended September 30,
CLASS C SHARES                                 2008         2007        June 30, 2006(1)        2005         2004         2003
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period          $10.99       $10.97            $11.25            $11.41       $11.41       $11.64
                                              ------       ------            ------            ------       ------       ------
Investment Operations:
 Net Investment Income                          0.40         0.41              0.30              0.40         0.41         0.43
 Realized and Unrealized Gains
  (Losses) on Investments                      (0.22)        0.05             (0.26)            (0.05)        0.09        (0.16)
                                              ------       ------            ------            ------       ------       ------
 Total From Investment Operations               0.18         0.46              0.04              0.35         0.50         0.27
                                              ------       ------            ------            ------       ------       ------
Less Distributions:
 Dividends (from net investment
  income)                                      (0.41)       (0.40)            (0.30)            (0.40)       (0.42)       (0.43)
 Distributions (from net realized
  gains)                                       (0.04)       (0.04)            (0.02)            (0.11)       (0.08)       (0.07)
                                              ------       ------            ------            ------       ------       ------
 Total Distributions                           (0.45)       (0.44)            (0.32)            (0.51)       (0.50)       (0.50)
                                              ------       ------            ------            ------       ------       ------
Net Asset Value, End of Period                $10.72       $10.99            $10.97            $11.25       $11.41       $11.41
                                              ======       ======            ======            ======       ======       ======
Total Return(2)                                 1.61%        4.17%             0.33%             3.11%        4.52%        2.45%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)               $2,480       $1,507            $3,592            $3,068       $1,294       $1,101
Ratio of Expenses to Average Net Assets         1.15%        1.15%             1.15%             1.15%        1.15%        1.15%
Ratio of Net Investment Income to
 Average Net Assets                             3.68%        3.60%             3.60%             3.47%        3.65%        3.75%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                            1.85%        1.98%             2.09%             1.90%        1.84%        1.83%
Ratio of Net Investment Income to
 Average Net Assets (excluding
 waivers)                                       2.98%        2.77%             2.66%             2.72%        2.96%        3.07%
Portfolio Turnover Rate                           45%          36%               24%               14%          16%          20%
-------------------------------------------------------------------------------------------------------------------------------


(1)For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                    31
                    Prospectus - First American Tax Free Income Funds

Additional Information
Financial Highlights continued


California Tax Free Fund  (CONTINUED)




                                                Fiscal year
                                                   ended                 Fiscal period
                                                  June 30,                   ended              Fiscal year ended September 30,
CLASS Y SHARES                               2008          2007        June 30, 2006(1)         2005          2004          2003
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period       $ 10.98       $ 10.97            $ 11.25           $ 11.40       $ 11.40       $ 11.63
                                           -------       -------            -------           -------       -------       -------
Investment Operations:
 Net Investment Income                        0.48          0.47               0.35              0.47          0.48          0.49
 Realized and Unrealized Gains
  (Losses) on Investments                    (0.23)         0.05              (0.26)            (0.04)         0.09         (0.15)
                                           -------       -------            -------           -------       -------       -------
 Total From Investment Operations             0.25          0.52               0.09              0.43          0.57          0.34
                                           -------       -------            -------           -------       -------       -------

Less Distributions:
 Dividends (from net investment
  income)                                    (0.48)        (0.47)             (0.35)            (0.47)        (0.49)        (0.50)
 Distributions (from net realized
  gains)                                     (0.04)        (0.04)             (0.02)            (0.11)        (0.08)        (0.07)
                                           -------       -------            -------           -------       -------       -------
 Total Distributions                         (0.52)        (0.51)             (0.37)            (0.58)        (0.57)        (0.57)
                                           -------       -------            -------           -------       -------       -------
Net Asset Value, End of Period             $ 10.71       $ 10.98            $ 10.97           $ 11.25       $ 11.40       $ 11.40
                                           =======       =======            =======           =======       =======       =======
Total Return(2)                               2.28%         4.78%              0.82%             3.85%         5.19%         3.11%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)            $30,485       $24,835            $21,767           $19,556       $16,047       $15,243
Ratio of Expenses to Average Net
 Assets                                       0.50%         0.50%              0.50%             0.50%         0.50%         0.50%
Ratio of Net Investment Income to
 Average Net Assets                           4.36%         4.25%              4.24%             4.12%         4.29%         4.40%
Ratio of Expenses to Average Net
 Assets (excluding waivers)                   1.20%         1.21%              1.09%             0.90%         0.84%         0.83%
Ratio of Net Investment Income to
 Average Net Assets (excluding
 waivers)                                     3.66%         3.54%              3.65%             3.72%         3.95%         4.07%
Portfolio Turnover Rate                         45%           36%                24%               14%           16%           20%
---------------------------------------------------------------------------------------------------------------------------------


(1)For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(2)Total return would have been lower had certain expenses not been waived.


                                    32
                    Prospectus - First American Tax Free Income Funds

Additional Information
Financial Highlights continued


Colorado Tax Free Fund


                                                   Fiscal year
                                                      ended                Fiscal period
                                                     June 30,                  ended              Fiscal year ended September 30,
CLASS A SHARES                                  2008         2007        June 30, 2006(1)        2005          2004          2003
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period           $10.61       $10.73            $11.30            $11.52       $ 11.57       $ 11.65
                                               ------       ------            ------            ------       -------       -------
Investment Operations:
 Net Investment Income                           0.48         0.46              0.35              0.49          0.51          0.50
 Realized and Unrealized Gains (Losses)
  on Investments                                (0.33)       (0.02)            (0.26)            (0.11)         0.02         (0.10)
                                               ------       ------            ------            ------       -------       -------
 Total From Investment Operations                0.15         0.44              0.09              0.38          0.53          0.40
                                               ------       ------            ------            ------       -------       -------
Less Distributions:
 Dividends (from net investment income)         (0.45)       (0.48)            (0.34)            (0.51)        (0.50)        (0.48)
 Distributions (from net realized
  gains)                                        (0.03)       (0.08)            (0.32)            (0.09)        (0.08)           --
                                               ------       ------            ------            ------       -------       -------
 Total Distributions                            (0.48)       (0.56)            (0.66)            (0.60)        (0.58)        (0.48)
                                               ------       ------            ------            ------       -------       -------
Net Asset Value, End of Period                 $10.28       $10.61            $10.73            $11.30       $ 11.52       $ 11.57
                                               ======       ======            ======            ======       =======       =======
Total Return(2)                                  1.52%        4.13%             0.77%             3.36%         4.71%         3.53%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                $5,815       $8,788            $8,507            $8,362       $10,598       $13,843
Ratio of Expenses to Average Net Assets          0.75%        0.75%             0.75%             0.75%         0.75%         0.75%
Ratio of Net Investment Income to
 Average Net Assets                              4.40%        4.27%             4.30%             4.23%         4.25%         4.23%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                             1.80%        1.75%             1.52%             1.18%         1.09%         1.07%
Ratio of Net Investment Income to
 Average Net Assets (excluding waivers)          3.35%        3.27%             3.53%             3.80%         3.91%         3.91%
Portfolio Turnover Rate                            49%          47%               35%               30%           12%           14%
----------------------------------------------------------------------------------------------------------------------------------


(1)For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                                  Fiscal year
                                                     ended                Fiscal period
                                                    June 30,                  ended             Fiscal year ended September 30,
CLASS C SHARES                                 2008         2007        June 30, 2006(1)        2005         2004         2003
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period          $10.59       $10.71            $11.28            $11.50       $11.56       $11.63
                                              ------       ------            ------            ------       ------       ------
Investment Operations:
 Net Investment Income                          0.42         0.42              0.32              0.43         0.44         0.44
 Realized and Unrealized Gains
  (Losses) on Investments                      (0.31)       (0.02)            (0.27)            (0.10)        0.03        (0.08)
                                              ------       ------            ------            ------       ------       ------
 Total From Investment Operations               0.11         0.40              0.05              0.33         0.47         0.36
                                              ------       ------            ------            ------       ------       ------
Less Distributions:
 Dividends (from net investment
  income)                                      (0.41)       (0.44)            (0.30)            (0.46)       (0.45)       (0.43)
 Distributions (from net realized
  gains)                                       (0.03)       (0.08)            (0.32)            (0.09)       (0.08)          --
                                              ------       ------            ------            ------       ------       ------
 Total Distributions                           (0.44)       (0.52)            (0.62)            (0.55)       (0.53)       (0.43)
                                              ------       ------            ------            ------       ------       ------
Net Asset Value, End of Period                $10.26       $10.59            $10.71            $11.28       $11.50       $11.56
                                              ======       ======            ======            ======       ======       ======
Total Return(2)                                 1.12%        3.72%             0.47%             2.95%        4.21%        3.23%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)               $2,859       $2,888            $3,007            $3,423       $3,787       $4,284
Ratio of Expenses to Average Net Assets         1.15%        1.15%             1.15%             1.15%        1.15%        1.15%
Ratio of Net Investment Income to
 Average Net Assets                             3.98%        3.87%             3.90%             3.83%        3.85%        3.83%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                            2.20%        2.24%             2.27%             1.93%        1.84%        1.82%
Ratio of Net Investment Income to
 Average Net Assets (excluding
 waivers)                                       2.93%        2.78%             2.78%             3.05%        3.16%        3.16%
Portfolio Turnover Rate                           49%          47%               35%               30%          12%          14%
-------------------------------------------------------------------------------------------------------------------------------


(1)For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                    33
                    Prospectus - First American Tax Free Income Funds

Additional Information
Financial Highlights continued


Colorado Tax Free Fund  (CONTINUED)



                                                  Fiscal year
                                                     ended                 Fiscal period
                                                    June 30,                   ended             Fiscal year ended September 30,
CLASS Y SHARES                                 2008          2007        June 30, 2006(1)        2005         2004         2003
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period         $ 10.63       $ 10.75            $ 11.32           $11.53       $11.59       $11.67
                                             -------       -------            -------           ------       ------       ------
Investment Operations:
 Net Investment Income                          0.49          0.50               0.37             0.51         0.52         0.51
 Realized and Unrealized Gains
  (Losses) on Investments                      (0.32)        (0.03)             (0.26)           (0.09)        0.03        (0.09)
                                             -------       -------            -------           ------       ------       ------
 Total From Investment Operations               0.17          0.47               0.11             0.42         0.55         0.42
                                             -------       -------            -------           ------       ------       ------
Less Distributions:
 Dividends (from net investment
  income)                                      (0.48)        (0.51)             (0.36)           (0.54)       (0.53)       (0.50)
 Distributions (from net realized
  gains)                                       (0.03)        (0.08)             (0.32)           (0.09)       (0.08)          --
                                             -------       -------            -------           ------       ------       ------
 Total Distributions                           (0.51)        (0.59)             (0.68)           (0.63)       (0.61)       (0.50)
                                             -------       -------            -------           ------       ------       ------
Net Asset Value, End of Period               $ 10.29       $ 10.63            $ 10.75           $11.32       $11.53       $11.59
                                             =======       =======            =======           ======       ======       ======
Total Return(2)                                 1.67%         4.39%              0.96%            3.70%        4.87%        3.78%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)              $15,889       $13,477            $10,181           $8,363       $9,439       $9,516
Ratio of Expenses to Average Net
 Assets                                         0.50%         0.50%              0.50%            0.50%        0.50%        0.50%
Ratio of Net Investment Income to
 Average Net Assets                             4.63%         4.51%              4.58%            4.48%        4.51%        4.49%
Ratio of Expenses to Average Net
 Assets (excluding waivers)                     1.55%         1.50%              1.27%            0.93%        0.84%        0.82%
Ratio of Net Investment Income to
 Average Net Assets (excluding
 waivers)                                       3.58%         3.51%              3.81%            4.05%        4.17%        4.17%
Portfolio Turnover Rate                           49%           47%                35%              30%          12%          14%
--------------------------------------------------------------------------------------------------------------------------------


(1)For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(2)Total return would have been lower had certain expenses not been waived.


                                    34
                    Prospectus - First American Tax Free Income Funds

Additional Information
Financial Highlights continued


Minnesota Tax Free Fund


                                              Fiscal year
                                                 ended                  Fiscal period
                                               June 30,                     ended                Fiscal year ended September 30,
CLASS A SHARES                            2008           2007         June 30, 2006(1)         2005           2004           2003
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of
 Period                                 $  10.93       $  10.97           $  11.21           $  11.23       $  11.34       $  11.39
                                        --------       --------           --------           --------       --------       --------
Investment Operations:
 Net Investment Income                      0.44           0.46               0.35               0.45           0.44           0.48
 Realized and Unrealized Gains
  (Losses) on Investments                  (0.38)         (0.02)             (0.21)              0.03          (0.01)         (0.05)
                                        --------       --------           --------           --------       --------       --------
 Total From Investment
  Operations                                0.06           0.44               0.14               0.48           0.43           0.43
                                        --------       --------           --------           --------       --------       --------
Less Distributions:
 Dividends (from net investment
  income)                                  (0.45)         (0.45)             (0.35)             (0.45)         (0.45)         (0.45)
 Distributions (from net
  realized gains)                          (0.06)         (0.03)             (0.03)             (0.05)         (0.09)         (0.03)
                                        --------       --------           --------           --------       --------       --------
 Total Distributions                       (0.51)         (0.48)             (0.38)             (0.50)         (0.54)         (0.48)
                                        --------       --------           --------           --------       --------       --------
Net Asset Value, End of Period          $  10.48       $  10.93           $  10.97           $  11.21       $  11.23       $  11.34
                                        ========       ========           ========           ========       ========       ========
Total Return(2)                             0.54%          4.05%              1.28%              4.42%          3.94%          3.90%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)         $102,089       $106,732           $101,142           $106,783       $114,981       $125,916
Ratio of Expenses to Average Net
 Assets                                     0.87%          0.95%              0.95%              0.95%          0.95%          0.95%
Ratio of Net Investment Income to
 Average Net Assets                         4.14%          4.10%              4.15%              4.04%          3.87%          4.25%
Ratio of Expenses to Average Net
 Assets (excluding waivers)                 1.10%          1.10%              1.10%              1.06%          1.05%          1.06%
Ratio of Net Investment Income to
 Average Net Assets (excluding
 waivers)                                   3.91%          3.95%              4.00%              3.93%          3.77%          4.14%
Portfolio Turnover Rate                       37%            20%                11%                16%            25%            23%
-----------------------------------------------------------------------------------------------------------------------------------


(1)For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                    35
                    Prospectus - First American Tax Free Income Funds

Additional Information
Financial Highlights continued


Minnesota Tax Free Fund  (CONTINUED)



                                                   Fiscal year
                                                      ended               Fiscal period
                                                    June 30,                  ended            Fiscal year ended September 30,
CLASS C SHARES                                  2008         2007       June 30, 2006(1)       2005         2004         2003
------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period          $ 10.89      $ 10.93           $ 11.17          $11.19      $ 11.31      $ 11.36
                                              -------      -------           -------          ------      -------      -------
Investment Operations:
 Net Investment Income                           0.40         0.42              0.31            0.41         0.39         0.43
 Realized and Unrealized Gains (Losses)
  on Investments                                (0.39)       (0.02)            (0.20)           0.03        (0.01)       (0.04)
                                              -------      -------           -------          ------      -------      -------
 Total From Investment Operations                0.01         0.40              0.11            0.44         0.38         0.39
                                              -------      -------           -------          ------      -------      -------

Less Distributions:
 Dividends (from net investment income)         (0.40)       (0.41)            (0.32)          (0.41)       (0.41)       (0.41)
 Distributions (from net realized
  gains)                                        (0.06)       (0.03)            (0.03)          (0.05)       (0.09)       (0.03)
                                              -------      -------           -------          ------      -------      -------
 Total Distributions                            (0.46)       (0.44)            (0.35)          (0.46)       (0.50)       (0.44)
                                              -------      -------           -------          ------      -------      -------
Net Asset Value, End of Period                $ 10.44      $ 10.89           $ 10.93          $11.17      $ 11.19      $ 11.31
                                              =======      =======           =======          ======      =======      =======
Total Return(2)                                  0.06%        3.65%             0.98%           4.02%        3.45%        3.51%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)               $20,061      $14,221           $10,359          $9,841      $10,387      $11,951
Ratio of Expenses to Average Net Assets          1.35%        1.35%             1.35%           1.35%        1.35%        1.35%
Ratio of Net Investment Income to
 Average Net Assets                              3.63%        3.69%             3.75%           3.64%        3.47%        3.85%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                             1.50%        1.58%             1.85%           1.81%        1.80%        1.81%
Ratio of Net Investment Income to
 Average Net Assets (excluding waivers)          3.48%        3.46%             3.25%           3.18%        3.02%        3.39%
Portfolio Turnover Rate                            37%          20%               11%             16%          25%          23%
------------------------------------------------------------------------------------------------------------------------------


(1)For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                                   Fiscal year
                                                      ended                Fiscal period
                                                    June 30,                   ended              Fiscal year ended September 30,
CLASS Y SHARES                                  2008         2007        June 30, 2006(1)         2005          2004          2003
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period          $ 10.92      $ 10.96            $ 11.20           $ 11.22       $ 11.33       $ 11.38
                                              -------      -------            -------           -------       -------       -------
Investment Operations:
 Net Investment Income                           0.46         0.48               0.36              0.48          0.47          0.51
 Realized and Unrealized Gains (Losses)
 on Investments                                 (0.38)       (0.01)             (0.20)             0.03         (0.01)        (0.05)
                                              -------      -------            -------           -------       -------       -------
 Total From Investment Operations                0.08         0.47               0.16              0.51          0.46          0.46
                                              -------      -------            -------           -------       -------       -------
Less Distributions:
 Dividends (from net investment income)         (0.47)       (0.48)             (0.37)            (0.48)        (0.48)        (0.48)
 Distributions (from net realized
 gains)                                         (0.06)       (0.03)             (0.03)            (0.05)        (0.09)        (0.03)
                                              -------      -------            -------           -------       -------       -------
 Total Distributions                            (0.53)       (0.51)             (0.40)            (0.53)        (0.57)        (0.51)
                                              -------      -------            -------           -------       -------       -------
Net Asset Value, End of Period                $ 10.47      $ 10.92            $ 10.96           $ 11.20       $ 11.22       $ 11.33
                                              =======      =======            =======           =======       =======       =======
Total Return(2)                                  0.71%        4.31%              1.47%             4.69%         4.20%         4.16%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)               $44,993      $56,181            $48,760           $46,471       $42,900       $47,858
Ratio of Expenses to Average Net Assets          0.70%        0.70%              0.70%             0.70%         0.70%         0.70%
Ratio of Net Investment Income to
 Average Net Assets                              4.32%        4.35%              4.40%             4.29%         4.12%         4.50%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                             0.85%        0.85%              0.85%             0.81%         0.80%         0.81%
Ratio of Net Investment Income to
 Average Net Assets (excluding waivers)          4.17%        4.20%              4.25%             4.18%         4.02%         4.39%
Portfolio Turnover Rate                            37%          20%                11%               16%           25%           23%
-----------------------------------------------------------------------------------------------------------------------------------


(1)For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(2)Total return would have been lower had certain expenses not been waived.


                                    36
                    Prospectus - First American Tax Free Income Funds

Additional Information
Financial Highlights continued


Missouri Tax Free Fund


                                                   Fiscal year
                                                      ended               Fiscal period
                                                    June 30,                  ended            Fiscal year ended September 30,
CLASS A SHARES                                  2008         2007       June 30, 2006(1)        2005         2004         2003
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period          $ 11.72      $ 11.76           $ 12.14          $ 12.32      $ 12.37      $ 12.47
                                              -------      -------           -------          -------      -------      -------
Investment Operations:
 Net Investment Income                           0.46         0.45              0.34             0.45         0.45         0.45
 Realized and Unrealized gains (Losses)
  on Investments                                (0.29)        0.05             (0.29)           (0.12)       (0.02)       (0.04)
                                              -------      -------           -------          -------      -------      -------
 Total From Investment Operations                0.17         0.50              0.05             0.33         0.43         0.41
                                              -------      -------           -------          -------      -------      -------
Less Distributions:
 Dividends (from net investment income)         (0.46)       (0.45)            (0.34)           (0.45)       (0.45)       (0.45)
 Distributions (from net realized
  gains)                                        (0.03)       (0.09)            (0.09)           (0.06)       (0.03)       (0.06)
                                              -------      -------           -------          -------      -------      -------
 Total Distributions                            (0.49)       (0.54)            (0.43)           (0.51)       (0.48)       (0.51)
                                              -------      -------           -------          -------      -------      -------
Net Asset Value, End of Period                $ 11.40      $ 11.72           $ 11.76          $ 12.14      $ 12.32      $ 12.37
                                              =======      =======           =======          =======      =======      =======
Total Return(2)                                  1.44%        4.23%             0.38%            2.74%        3.60%        3.45%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)               $23,135      $24,945           $26,972          $30,188      $27,114      $28,141
Ratio of Expenses to Average Net Assets          0.95%        0.95%             0.95%            0.95%        0.95%        0.95%
Ratio of Net Investment Income to
 Average Net Assets                              3.92%        3.78%             3.74%            3.65%        3.68%        3.69%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                             1.10%        1.10%             1.09%            1.06%        1.05%        1.06%
Ratio of Net Investment Income to
 Average Net Assets (excluding waivers)          3.77%        3.63%             3.60%            3.54%        3.58%        3.58%
Portfolio Turnover Rate                            20%          33%               20%              19%          15%          20%
-------------------------------------------------------------------------------------------------------------------------------


(1)For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                                     Fiscal year
                                                        ended                Fiscal period
                                                       June 30,                  ended             Fiscal year ended September 30,
CLASS C SHARES                                    2008         2007        June 30, 2006(1)        2005         2004         2003
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period             $11.69       $11.73            $12.12            $12.29       $12.35       $12.46
                                                 ------       ------            ------            ------       ------       ------
Investment Operations:
 Net Investment Income                             0.41         0.41              0.30              0.40         0.40         0.40
 Realized and Unrealized Gains (Losses)
  on Investments                                  (0.30)        0.04             (0.30)            (0.11)       (0.03)       (0.04)
                                                 ------       ------            ------            ------       ------       ------
 Total From Investment Operations                  0.11         0.45              0.00              0.29         0.37         0.36
                                                 ------       ------            ------            ------       ------       ------
Less Distributions:
 Dividends (from net investment income)           (0.41)       (0.40)            (0.30)            (0.40)       (0.40)       (0.41)
 Distributions (from net realized gains)          (0.03)       (0.09)            (0.09)            (0.06)       (0.03)       (0.06)
                                                 ------       ------            ------            ------       ------       ------
 Total Distributions                              (0.44)       (0.49)            (0.39)            (0.46)       (0.43)       (0.47)
                                                 ------       ------            ------            ------       ------       ------
Net Asset Value, End of Period                   $11.36       $11.69            $11.73            $12.12       $12.29       $12.35
                                                 ======       ======            ======            ======       ======       ======
Total Return(2)                                    0.95%        3.84%             0.00%             2.42%        3.11%        3.05%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                  $  406       $  518            $  214            $  190       $  218       $  279
Ratio of Expenses to Average Net Assets            1.35%        1.35%             1.35%             1.35%        1.35%        1.35%
Ratio of Net Investment Income to Average
 Net Assets                                        3.53%        3.35%             3.34%             3.25%        3.28%        3.30%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                               1.50%        1.57%             1.84%             1.81%        1.80%        1.81%
Ratio of Net Investment Income to Average
 Net Assets (excluding waivers)                    3.38%        3.13%             2.85%             2.79%        2.83%        2.84%
Portfolio Turnover Rate                              20%          33%               20%               19%          15%          20%
----------------------------------------------------------------------------------------------------------------------------------


(1)For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                    37
                    Prospectus - First American Tax Free Income Funds

Additional Information
Financial Highlights continued


Missouri Tax Free Fund  (CONTINUED)



                                                     Fiscal year
                                                        ended               Fiscal period
                                                       June 30,                 ended            Fiscal year ended September 30,
CLASS Y SHARES                                    2008         2007       June 30, 2006(1)       2005         2004         2003
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period            $  11.73     $  11.76         $  12.15         $  12.32     $  12.38     $  12.48
                                                --------     --------         --------         --------     --------     --------

Investment Operations:
 Net Investment Income                              0.48         0.48             0.36             0.48         0.48         0.49
 Realized and Unrealized Gains (Losses) on
  Investments                                      (0.30)        0.06            (0.30)           (0.11)       (0.03)       (0.05)
                                                --------     --------         --------         --------     --------     --------
 Total From Investment Operations                   0.18         0.54             0.06             0.37         0.45         0.44
                                                --------     --------         --------         --------     --------     --------

Less Distributions:
 Dividends (from net investment income)            (0.48)       (0.48)           (0.36)           (0.48)       (0.48)       (0.48)
 Distributions (from net realized gains)           (0.03)       (0.09)           (0.09)           (0.06)       (0.03)       (0.06)
                                                --------     --------         --------         --------     --------     --------
 Total Distributions                               (0.51)       (0.57)           (0.45)           (0.54)       (0.51)       (0.54)
                                                --------     --------         --------         --------     --------     --------
Net Asset Value, End of Period                  $  11.40     $  11.73         $  11.76         $  12.15     $  12.32     $  12.38
                                                ========     ========         ========         ========     ========     ========
Total Return(2)                                     1.60%        4.58%            0.49%            3.08%        3.77%        3.71%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                 $137,746     $130,644         $138,394         $151,710     $152,676     $168,094
Ratio of Expenses to Average Net Assets             0.70%        0.70%            0.70%            0.70%        0.70%        0.70%
Ratio of Net Investment Income to Average
 Net Assets                                         4.17%        4.03%            3.99%            3.90%        3.93%        3.94%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                0.85%        0.85%            0.84%            0.81%        0.80%        0.81%
Ratio of Net Investment Income to Average
 Net Assets (excluding waivers)                     4.02%        3.88%            3.85%            3.79%        3.83%        3.83%
Portfolio Turnover Rate                               20%          33%              20%              19%          15%          20%
---------------------------------------------------------------------------------------------------------------------------------


(1)For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(2)Total return would have been lower had certain expenses not been waived.


                                    38
                    Prospectus - First American Tax Free Income Funds

Additional Information
Financial Highlights continued


Nebraska Tax Free Fund


                                                     Fiscal year
                                                        ended                Fiscal period
                                                      June 30,                   ended             Fiscal year ended September 30,
CLASS A SHARES                                    2008         2007        June 30, 2006(1)        2005         2004         2003
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period             $10.30       $10.33            $10.58            $10.66       $10.66       $10.70
                                                 ------       ------            ------            ------       ------       ------
Investment Operations:
 Net Investment Income                             0.42         0.42              0.31              0.39         0.41         0.41
 Realized and Unrealized Gains (Losses)
  on Investments                                  (0.20)        0.02             (0.24)            (0.05)        0.03        (0.04)
                                                 ------       ------            ------            ------       ------       ------
 Total From Investment Operations                  0.22         0.44              0.07              0.34         0.44         0.37
                                                 ------       ------            ------            ------       ------       ------

Less Distributions:
 Dividends (from net investment income)           (0.41)       (0.42)            (0.30)            (0.42)       (0.40)       (0.40)
 Distributions (from net realized gains)          (0.05)       (0.05)            (0.02)               --        (0.04)       (0.01)
                                                 ------       ------            ------            ------       ------       ------
 Total Distributions                              (0.46)       (0.47)            (0.32)            (0.42)       (0.44)       (0.41)
                                                 ------       ------            ------            ------       ------       ------
Net Asset Value, End of Period                   $10.06       $10.30            $10.33            $10.58       $10.66       $10.66
                                                 ======       ======            ======            ======       ======       ======
Total Return(2)                                    2.19%        4.24%             0.65%             3.20%        4.18%        3.57%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                  $5,689       $7,091            $6,910            $7,136       $4,925       $4,869
Ratio of Expenses to Average Net Assets            0.75%        0.75%             0.75%             0.75%        0.75%        0.75%
Ratio of Net Investment Income to Average
 Net Assets                                        4.06%        3.97%             3.89%             3.78%        3.82%        3.87%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                               1.47%        1.44%             1.30%             1.12%        1.08%        1.07%
Ratio of Net Investment Income to Average
 Net Assets (excluding waivers)                    3.34%        3.28%             3.34%             3.41%        3.49%        3.55%
Portfolio Turnover Rate                              22%          39%               35%               21%          17%          15%
----------------------------------------------------------------------------------------------------------------------------------


(1)For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.
(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                                     Fiscal year
                                                        ended                Fiscal period
                                                       June 30,                  ended             Fiscal year ended September 30,
CLASS C SHARES                                    2008         2007        June 30, 2006(1)        2005         2004         2003
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period             $10.23       $10.26            $10.50            $10.58       $10.58       $10.63
                                                 ------       ------            ------            ------       ------       ------
Investment Operations:
 Net Investment Income                             0.38         0.37              0.27              0.35         0.35         0.36
 Realized and Unrealized Gains (Losses)
  on Investments                                  (0.20)        0.02             (0.22)            (0.06)        0.04        (0.04)
                                                 ------       ------            ------            ------       ------       ------
 Total From Investment Operations                  0.18         0.39              0.05              0.29         0.39         0.32
                                                 ------       ------            ------            ------       ------       ------

Less Distributions:
 Dividends (from net investment income)           (0.37)       (0.37)            (0.27)            (0.37)       (0.35)       (0.36)
 Distributions (from net realized gains)          (0.05)       (0.05)            (0.02)               --        (0.04)       (0.01)
                                                 ------       ------            ------            ------       ------       ------
 Total Distributions                              (0.42)       (0.42)            (0.29)            (0.37)       (0.39)       (0.37)
                                                 ------       ------            ------            ------       ------       ------
Net Asset Value, End of Period                   $ 9.99       $10.23            $10.26            $10.50       $10.58       $10.58
                                                 ======       ======            ======            ======       ======       ======
Total Return(2)                                    1.81%        3.86%             0.46%             2.81%        3.80%        3.10%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                  $1,798       $1,559            $1,487            $1,565       $1,861       $1,657
Ratio of Expenses to Average Net Assets            1.15%        1.15%             1.15%             1.15%        1.15%        1.15%
Ratio of Net Investment Income to Average
 Net Assets                                        3.65%        3.56%             3.49%             3.38%        3.42%        3.46%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                               1.87%        1.92%             2.05%             1.87%        1.83%        1.82%
Ratio of Net Investment Income to Average
 Net Assets (excluding waivers)                    2.93%        2.79%             2.59%             2.66%        2.74%        2.79%
Portfolio Turnover Rate                              22%          39%               35%               21%          17%          15%
----------------------------------------------------------------------------------------------------------------------------------


(1)For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.
(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                    39
                    Prospectus - First American Tax Free Income Funds

Additional Information
Financial Highlights continued


Nebraska Tax Free Fund  (CONTINUED)



                                              Fiscal year
                                                 ended                Fiscal period
                                               June 30,                   ended              Fiscal year ended September 30,
CLASS Y SHARES                              2008        2007        June 30, 2006(1)         2005          2004          2003
------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period      $ 10.30     $ 10.33            $ 10.58           $ 10.66       $ 10.65       $ 10.69
                                          -------     -------            -------           -------       -------       -------
Investment Operations:
 Net Investment Income                       0.44        0.44               0.32              0.43          0.43          0.43
 Realized and Unrealized Gains (Losses)
  on Investments                            (0.19)       0.02              (0.23)            (0.07)         0.04         (0.03)
                                          -------     -------            -------           -------       -------       -------
 Total From Investment Operations            0.25        0.46               0.09              0.36          0.47          0.40
                                          -------     -------            -------           -------       -------       -------
Less Distributions:
 Dividends (from net investment income)     (0.44)      (0.44)             (0.32)            (0.44)        (0.42)        (0.43)
 Distributions (from net realized
  gains)                                    (0.05)      (0.05)             (0.02)               --         (0.04)        (0.01)
                                          -------     -------            -------           -------       -------       -------
 Total Distributions                        (0.49)      (0.49)             (0.34)            (0.44)        (0.46)        (0.44)
                                          -------     -------            -------           -------       -------       -------
Net Asset Value, End of Period            $ 10.06     $ 10.30            $ 10.33           $ 10.58       $ 10.66       $ 10.65
                                          =======     =======            =======           =======       =======       =======
Total Return(2)                              2.45%       4.51%              0.85%             3.45%         4.54%         3.82%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)           $29,533     $32,502            $31,347           $32,418       $29,722       $28,120
Ratio of Expenses to Average Net Assets      0.50%       0.50%              0.50%             0.50%         0.50%         0.50%
Ratio of Net Investment Income to
 Average Net Assets                          4.31%       4.22%              4.14%             4.03%         4.07%         4.11%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                         1.22%       1.19%              1.05%             0.87%         0.83%         0.82%
Ratio of Net Investment Income to
 Average Net Assets (excluding waivers)      3.59%       3.53%              3.59%             3.66%         3.74%         3.79%
Portfolio Turnover Rate                        22%         39%                35%               21%           17%           15%
------------------------------------------------------------------------------------------------------------------------------


(1)For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.
(2)Total return would have been lower had certain expenses not been waived.

Ohio Tax Free Fund


                                                 Fiscal year
                                                    ended               Fiscal period
                                                  June 30,                  ended             Fiscal year ended September 30,
CLASS A SHARES                                 2008       2007        June 30, 2006(1)        2005         2004         2003
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period          $10.20     $10.17            $10.42            $10.52       $10.54       $10.58
                                              ------     ------            ------            ------       ------       ------
Investment Operations:
 Net Investment Income                          0.39       0.38              0.29              0.36         0.36         0.36
 Realized and Unrealized Gains (Losses) on
  Investments                                  (0.15)      0.05             (0.25)            (0.06)        0.07        (0.03)
                                              ------     ------            ------            ------       ------       ------
 Total From Investment Operations               0.24       0.43              0.04              0.30         0.43         0.33
                                              ------     ------            ------            ------       ------       ------
Less Distributions:
 Dividends (from net investment income)        (0.39)     (0.38)            (0.28)            (0.36)       (0.35)       (0.37)
 Distributions (from net realized gains)       (0.03)     (0.02)            (0.01)            (0.04)       (0.10)          --
                                              ------     ------            ------            ------       ------       ------
 Total Distributions                           (0.42)     (0.40)            (0.29)            (0.40)       (0.45)       (0.37)
                                              ------     ------            ------            ------       ------       ------
Net Asset Value, End of Period                $10.02     $10.20            $10.17            $10.42       $10.52       $10.54
                                              ======     ======            ======            ======       ======       ======
Total Return(2)                                 2.38%      4.28%             0.40%             2.86%        4.16%        3.22%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)               $  635     $  808            $  841            $  988       $1,200       $  849
Ratio of Expenses to Average Net Assets         0.75%      0.75%             0.75%             0.75%        0.75%        0.75%
Ratio of Net Investment Income to Average
 Net Assets                                     3.81%      3.70%             3.60%             3.41%        3.43%        3.52%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                            1.39%      1.41%             1.28%             1.11%        1.08%        1.09%
Ratio of Net Investment Income to Average
 Net Assets (excluding waivers)                 3.17%      3.04%             3.07%             3.05%        3.10%        3.18%
Portfolio Turnover Rate                           12%        33%               11%               13%          19%          22%
-----------------------------------------------------------------------------------------------------------------------------


(1)For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.
(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                    40
                    Prospectus - First American Tax Free Income Funds

Additional Information
Financial Highlights continued


Ohio Tax Free Fund  (CONTINUED)



                                                Fiscal year
                                                   ended                Fiscal period
                                                 June 30,                   ended             Fiscal year ended September 30,
CLASS C SHARES                               2008         2007        June 30, 2006(1)        2005         2004         2003
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period        $10.07       $10.05            $10.32            $10.41       $10.44       $10.57
                                            ------       ------            ------            ------       ------       ------
Investment Operations:
 Net Investment Income                        0.35         0.33              0.25              0.32         0.29         0.32
 Realized and Unrealized Gains (Losses)
  on Investments                             (0.15)        0.05             (0.26)            (0.05)        0.09        (0.12)
                                            ------       ------            ------            ------       ------       ------
 Total From Investment Operations             0.20         0.38             (0.01)             0.27         0.38         0.20
                                            ------       ------            ------            ------       ------       ------
Less Distributions:
 Dividends (from net investment income)      (0.35)       (0.34)            (0.25)            (0.32)       (0.31)       (0.33)
 Distributions (from net realized gains)     (0.03)       (0.02)            (0.01)            (0.04)       (0.10)          --
                                            ------       ------            ------            ------       ------       ------
 Total Distributions                         (0.38)       (0.36)            (0.26)            (0.36)       (0.41)       (0.33)
                                            ------       ------            ------            ------       ------       ------
Net Asset Value, End of Period              $ 9.89       $10.07            $10.05            $10.32       $10.41       $10.44
                                            ======       ======            ======            ======       ======       ======
Total Return(2)                               2.00%        3.81%            (0.08)%            2.58%        3.69%        1.95%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)             $  255       $  187            $  209            $  174       $  120       $  215
Ratio of Expenses to Average Net Assets       1.15%        1.15%             1.15%             1.15%        1.15%        1.15%
Ratio of Net Investment Income to Average
 Net Assets                                   3.39%        3.29%             3.22%             3.01%        3.03%        3.08%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                          1.78%        1.90%             2.03%             1.86%        1.83%        1.84%
Ratio of Net Investment Income to Average
 Net Assets (excluding waivers)               2.76%        2.54%             2.34%             2.30%        2.35%        2.39%
Portfolio Turnover Rate                         12%          33%               11%               13%          19%          22%
-----------------------------------------------------------------------------------------------------------------------------


(1)For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.
(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                              Fiscal year
                                                 ended                 Fiscal period
                                               June 30,                    ended              Fiscal year ended September 30,
CLASS Y SHARES                             2008          2007        June 30, 2006(1)         2005          2004          2003
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period     $ 10.19       $ 10.17            $ 10.43           $ 10.53       $ 10.55       $ 10.57
                                         -------       -------            -------           -------       -------       -------
Investment Operations:
 Net Investment Income                      0.41          0.41               0.30              0.38          0.38          0.39
 Realized and Unrealized Gains
  (Losses) on Investments                  (0.15)         0.04              (0.25)            (0.05)         0.07         (0.02)
                                         -------       -------            -------           -------       -------       -------
 Total From Investment Operations           0.26          0.45               0.05              0.33          0.45          0.37
                                         -------       -------            -------           -------       -------       -------
Less Distributions:
 Dividends (from net investment
  income)                                  (0.41)        (0.41)             (0.30)            (0.39)        (0.37)        (0.39)
 Distributions (from net realized
  gains)                                   (0.03)        (0.02)             (0.01)            (0.04)        (0.10)           --
                                         -------       -------            -------           -------       -------       -------
 Total Distributions                       (0.44)        (0.43)             (0.31)            (0.43)        (0.47)        (0.39)
                                         -------       -------            -------           -------       -------       -------
Net Asset Value, End of Period           $ 10.01       $ 10.19            $ 10.17           $ 10.43       $ 10.53       $ 10.55
                                         =======       =======            =======           =======       =======       =======
Total Return(2)                             2.63%         4.44%              0.49%             3.12%         4.42%         3.65%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)          $48,510       $42,223            $40,606           $41,104       $39,240       $39,465
Ratio of Expenses to Average Net Assets     0.50%         0.50%              0.50%             0.50%         0.50%         0.50%
Ratio of Net Investment Income to
 Average Net Assets                         4.06%         3.94%              3.85%             3.66%         3.68%         3.78%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                        1.14%         1.16%              1.03%             0.86%         0.82%         0.84%
Ratio of Net Investment Income to
 Average Net Assets (excluding
 waivers)                                   3.42%         3.28%              3.32%             3.30%         3.36%         3.44%
Portfolio Turnover Rate                       12%           33%                11%               13%           19%           22%
-------------------------------------------------------------------------------------------------------------------------------


(1)For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.
(2)Total return would have been lower had certain expenses not been waived.


                                    41
                    Prospectus - First American Tax Free Income Funds

Additional Information
Financial Highlights continued


Tax Free Fund


                                                Fiscal year
                                                   ended                 Fiscal period
                                                  June 30,                   ended              Fiscal year ended September 30,
CLASS A SHARES                               2008          2007        June 30, 2006(1)         2005          2004          2003
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period       $ 10.77       $ 10.86            $ 11.10           $ 11.18       $ 11.28       $ 11.44
                                           -------       -------            -------           -------       -------       -------
Income From Investment Operations:
 Net Investment Income                        0.45          0.45               0.35              0.47          0.47          0.47
 Realized and Unrealized Gains
  (Losses) on Investments                    (0.46)           --              (0.20)             0.03          0.02         (0.03)
                                           -------       -------            -------           -------       -------       -------
 Total From Investment Operations            (0.01)         0.45               0.15              0.50          0.49          0.44
                                           -------       -------            -------           -------       -------       -------
Less Distributions:
 Dividends (from net investment
  income)                                    (0.44)        (0.45)             (0.35)            (0.47)        (0.48)        (0.47)
 Distributions (from net realized
  gains)                                     (0.06)        (0.09)             (0.04)            (0.11)        (0.11)        (0.13)
                                           -------       -------            -------           -------       -------       -------
 Total Distributions                         (0.50)        (0.54)             (0.39)            (0.58)        (0.59)        (0.60)
                                           -------       -------            -------           -------       -------       -------
Net Asset Value, End of Period             $ 10.26       $ 10.77            $ 10.86           $ 11.10       $ 11.18       $ 11.28
                                           =======       =======            =======           =======       =======       =======
Total Return(2)                              (0.05)%        4.16%              1.37%             4.51%         4.45%         4.06%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)            $35,557       $37,760            $36,519           $38,205       $40,156       $42,942
Ratio of Expenses to Average Net
 Assets                                       0.78%         0.95%              0.95%             0.95%         0.95%         0.95%
Ratio of Net Investment Income to
 Average Net Assets                           4.28%         4.08%              4.28%             4.20%         4.18%         4.21%
Ratio of Expenses to Average Net
 Assets (excluding waivers)                   1.02%         1.03%              1.06%             1.06%         1.05%         1.05%
Ratio of Net Investment Income to
 Average Net Assets (excluding
 waivers)                                     4.04%         4.00%              4.17%             4.09%         4.08%         4.11%
Portfolio Turnover Rate                         52%           31%                13%                8%           23%           23%
---------------------------------------------------------------------------------------------------------------------------------


(1)For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.
(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                                  Fiscal year
                                                     ended                Fiscal period
                                                    June 30,                  ended             Fiscal year ended September 30,
CLASS C SHARES                                 2008         2007        June 30, 2006(1)        2005         2004         2003
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period          $10.72       $10.81            $11.05            $11.13       $11.24       $11.40
                                              ------       ------            ------            ------       ------       ------
Investment Operations:
 Net Investment Income                          0.39         0.40              0.32              0.42         0.43         0.42
 Realized and Unrealized Gains
  (Losses) on Investments                      (0.45)        0.01             (0.20)             0.03           --        (0.02)
                                              ------       ------            ------            ------       ------       ------
 Total From Investment Operations              (0.06)        0.41              0.12              0.45         0.43         0.40
                                              ------       ------            ------            ------       ------       ------
Less Distributions:
 Dividends (from net investment
  income)                                      (0.39)       (0.41)            (0.32)            (0.42)       (0.43)       (0.43)
 Distributions (from net realized
  gains)                                       (0.06)       (0.09)            (0.04)            (0.11)       (0.11)       (0.13)
                                              ------       ------            ------            ------       ------       ------
 Total Distributions                           (0.45)       (0.50)            (0.36)            (0.53)       (0.54)       (0.56)
                                              ------       ------            ------            ------       ------       ------
Net Asset Value, End of Period                $10.21       $10.72            $10.81            $11.05       $11.13       $11.24
                                              ======       ======            ======            ======       ======       ======
Total Return(2)                                (0.61)%       3.76%             1.06%             4.13%        3.92%        3.67%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)               $3,104       $2,495            $2,210            $2,712       $2,682       $4,880
Ratio of Expenses to Average Net Assets         1.35%        1.35%             1.35%             1.35%        1.35%        1.35%
Ratio of Net Investment Income to
 Average Net Assets                             3.72%        3.67%             3.87%             3.80%        3.77%        3.81%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                            1.43%        1.51%             1.81%             1.81%        1.80%        1.80%
Ratio of Net Investment Income to
 Average Net Assets (excluding
 waivers)                                       3.64%        3.51%             3.41%             3.34%        3.32%        3.36%
Portfolio Turnover Rate                           52%          31%               13%                8%          23%          23%
-------------------------------------------------------------------------------------------------------------------------------


(1)For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.
(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                    42
                    Prospectus - First American Tax Free Income Funds

Additional Information
Financial Highlights continued


Tax Free Fund  (CONTINUED)



                                              Fiscal year
                                                 ended                  Fiscal period
                                               June 30,                     ended                Fiscal year ended September 30,
CLASS Y SHARES                            2008           2007         June 30, 2006(1)         2005           2004           2003
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of
 Period                                 $  10.78       $  10.87           $  11.11           $  11.19       $  11.29       $  11.45
                                        --------       --------           --------           --------       --------       --------
Investment Operations:
 Net Investment Income                      0.46           0.48               0.37               0.50           0.50           0.50
 Realized and Unrealized Gains
  (Losses) on Investments                  (0.46)            --              (0.20)              0.02           0.01          (0.03)
                                        --------       --------           --------           --------       --------       --------
 Total From Investment
  Operations                                  --           0.48               0.17               0.52           0.51           0.47
                                        --------       --------           --------           --------       --------       --------
Less Distributions:
 Dividends (from net investment
  income)                                  (0.45)         (0.48)             (0.37)             (0.49)         (0.50)         (0.50)
 Distributions (from net
  realized gains)                          (0.06)         (0.09)             (0.04)             (0.11)         (0.11)         (0.13)
                                        --------       --------           --------           --------       --------       --------
 Total Distributions                       (0.51)         (0.57)             (0.41)             (0.60)         (0.61)         (0.63)
                                        --------       --------           --------           --------       --------       --------
Net Asset Value, End of Period          $  10.27       $  10.78           $  10.87           $  11.11       $  11.19       $  11.29
                                        ========       ========           ========           ========       ========       ========
Total Return(2)                             0.04%          4.42%              1.57%              4.77%          4.71%          4.31%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)         $448,774       $539,360           $455,910           $436,303       $416,651       $460,634
Ratio of Expenses to Average Net
 Assets                                     0.70%          0.70%              0.70%              0.70%          0.70%          0.70%
Ratio of Net Investment Income to
 Average Net Assets                         4.36%          4.32%              4.53%              4.45%          4.43%          4.46%
Ratio of Expenses to Average Net
 Assets (excluding waivers)                 0.78%          0.78%              0.81%              0.81%          0.80%          0.80%
Ratio of Net Investment Income to
 Average Net Assets (excluding
 waivers)                                   4.28%          4.24%              4.42%              4.34%          4.33%          4.36%
Portfolio Turnover Rate                       52%            31%                13%                 8%            23%            23%
-----------------------------------------------------------------------------------------------------------------------------------


(1)For the period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.
(2)Total return would have been lower had certain expenses not been waived.


                                    43
                    Prospectus - First American Tax Free Income Funds

                      First American Funds' Privacy Policy

We want you to understand what information we collect and how it's used.

"Nonpublic personal information" is nonpublic information that we obtain while providing financial products or services to you.

Why we collect your information
We gather nonpublic personal information about you and your accounts so that we can:
- Know who you are and prevent unauthorized access to your information.
- Design and improve the products we offer.
- Comply with the laws and regulations that govern us.

The types of information we collect
We may collect the following nonpublic personal information about you:
- Information about your identity, such as your name, address, and social security number
- Information about your transactions with us
- Information you provide on applications, such as your beneficiaries

Confidentiality and security
We operate through service providers. We require our service providers to restrict access to nonpublic personal information about you to those employees who need that information in order to provide products or services to you. We also require them to maintain physical, electronic, and procedural safeguards that comply with applicable federal standards and regulations to guard your information.

What information we disclose
We may share all of the nonpublic personal information that we collect about you with our affiliated providers of financial services, including our family of funds and their advisor, and with companies that perform marketing services on our behalf.

We're permitted by law to disclose nonpublic personal information about you to other third parties in certain circumstances. For example, we may disclose nonpublic personal information about you to affiliated and nonaffiliated third parties to assist us in servicing your account (e.g., mailing of fund-related materials) and to government entities (e.g., IRS for tax purposes).

We'll continue to adhere to the privacy policies and practices described here even after your account is closed or becomes inactive.

Additional rights and protections
You may have other privacy protections under applicable state laws, such as California and Vermont. To the extent that these state laws apply, we will comply with them when we share information about you. This privacy policy does not apply to your relationship with other financial service providers, such as broker-dealers. We may amend this privacy notice at any time, and we will inform you of changes as required by law.

Our pledge applies to products and services offered by:

- First American Funds, Inc.
- First American Investment Funds, Inc.
- First American Strategy Funds, Inc.
- American Strategic Income Portfolio Inc.
- American Strategic Income Portfolio Inc. II
- American Strategic Income Portfolio Inc. III

- American Select Portfolio Inc.
- American Municipal Income Portfolio Inc.
- Minnesota Municipal Income Portfolio Inc.
- First American Minnesota Municipal Income Fund II, Inc.
- American Income Fund, Inc.

                NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

                     THIS PAGE IS NOT PART OF THE PROSPECTUS

(FIRST AMERICAN FUNDS LOGO)

FOR MORE INFORMATION

More information about the First American Funds is available on the funds' Internet site at www.firstamericanfunds.com and in the following documents:

ANNUAL AND SEMIANNUAL REPORTS

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the funds and their policies and is incorporated into this prospectus by reference (which means that it is legally part of this prospectus).


You can obtain a free copy of the funds' most recent annual or semiannual reports or the SAI, request other information about the funds, or make other shareholder inquiries by calling Investor Services at 800 677-3863 (FUND) or by contacting the funds at the address below. Annual or semiannual reports and the SAI are also available on the funds' Internet site.

Information about the funds (including the SAI) can also be reviewed and copied at the Securities and Exchange Commission's (SEC) Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the funds are also available on the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

SEC file number:  811-05309                                       PROTXFR  10/08

--------------------------------------------------------------------------------

FIRST AMERICAN FUNDS
P.O. Box 1330
Minneapolis, MN 55440-1330